Exhibit 10.1

INTERNATIONAL JOINT TARIFF AGREEMENT

This International Joint Tariff Agreement (“Agreement”) is entered into this 6th day of May, 2011 (the “Effective Date”), by and between Enbridge Pipelines Inc., a body corporate continued under the laws of Canada with offices in Calgary, Alberta (“EPI”) and Enbridge Energy, Limited Partnership, a Delaware limited partnership with offices in Houston, Texas (“EELP”). EPI and EELP are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, EPI owns and operates a common carrier pipeline system transporting crude petroleum from Edmonton, Alberta and Hardisty, Alberta to the International Boundary between Canada and the United States near Gretna, Manitoba and receipt and delivery points in Ontario (the “EPI Pipeline System”); and

WHEREAS, EELP owns and operates a common carrier pipeline system transporting crude petroleum from the International Boundary between Canada and the United States near Neche, North Dakota to multiple delivery points including, but not limited to, Clearbrook, Minnesota, Chicago, Illinois, and via an extension to West Seneca, New York (the “EELP Pipeline System”); and

WHEREAS, an affiliate of EPI has historically provided services to EEP since its formation in respect of rate design, tariff negotiations, shipper contacts and the like and such services are presently performed by Enbridge Employee Services, Inc. and Enbridge (U.S.) Inc. and certain of their affiliates pursuant to a General and Administrative Services Agreement dated as of October 17, 2001; and

WHEREAS, EPI and EELP desire to cooperate in providing efficient, cost-effective pipeline transportation service from the various origins of the EPI Pipeline System in Western Canada to the various destinations of the EELP Pipeline System as depicted on the map included as Attachment 1; and

WHEREAS, pursuant to that end, the Parties desire to initiate and maintain in place an international joint tariff for movements through their respective pipeline systems;

NOW, THEREFORE, for and in consideration of the mutual benefits to the Parties hereto, EPI and EELP hereby agree as follows:

1.	Definitions

(a)	“Affiliated Entity” means, with respect to either Party, any other Person directly or indirectly controlling, controlled by, or under common control with such Party. For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person whether through the ownership of voting securities or by contract or otherwise.

(b)	“Allowance Oil” has the meaning given to it in the CTS.

(c)	“Applicable Law” shall mean all applicable laws, statutes, directives, codes, ordinances, rules, regulations, municipal by-laws, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, decisions rulings or awards, consent orders, consent decrees and policies of any Government Authority.

(d)	“CTS” means the Competitive Toll Settlement between EPI and the Canadian Association of Petroleum Producers dated July 1, 2011 and filed with the NEB on May 2, 2011.

“

(e)	“FERC” means the United States Federal Energy Regulatory Commission.

(f)	“Governmental Authority” means any government, any governmental, administrative or regulatory entity, authority, commission, board, agency, instrumentality, bureau or political subdivision and any court, tribunal or judicial or arbitral body (whether U.S. or foreign and whether national, federal, state, provincial or local, or in the case of an arbitral body, whether governmental, public or private).

(g)	“International Joint Tariffs” means the International Joint Tariff (or Tariffs) containing the International Joint Tariff Rules and the International Joint Tariff Rates as established under this Agreement.

(h)	“NEB” or “Board” means the Canadian National Energy Board.

(i)	“Person” means an individual, partnership, limited liability company, corporation, trust, estate, unincorporated association, nominee, joint venture or other entity.

(j)	“U.S. Agreements” means:

(1)	The Facilities Surcharge Mechanism which includes recovery of the following:

(i)	Various shipper requested projects;

(ii)	Southern Access Mainline Expansion Surcharge Terms (Exhibit III of Offer of Settlement, Docket No. OR06-3-000);

(iii)	Line 17 (Toledo) Expansion Project – FERC Docket No. OR04-2;

(iv)	Alberta Clipper Project – FERC Docket No. OR08-10; and

(2)	SEP II expansion surcharge;

(3)	Terrace Toll Agreement Statement of Principles dated October 21, 1998; and the

(4)	350 Centistoke Agreement (1998 Offer of Settlement).

(k)

2.	Term

Subject to acceptance of the International Joint Tariff(s) by the NEB and FERC, this Agreement shall have an initial term of ten (10) years from July 1, 2011 until June 30, 2021, and shall thereafter continue in effect for successive one-year terms (the initial term and all such extensions collectively being the “Term”), provided that either Party may, by not less than ninety (90) days’ advance written notice, terminate this Agreement as of the last day of the initial term or any one-year extension thereof.

Notwithstanding the above, in the event that (1) the CTS itself is terminated prior to the expiration of its term or (2) the NEB or the FERC (as applicable) rejects or orders modification of the International Joint Tariff(s), this Agreement will be deemed to be terminated as of the earlier of the date of termination of the CTS or the date of such order of the NEB or FERC.

3.	International Joint Tariff Administrator

(a) For purposes of this Agreement, the “International Joint Tariff Administrator” shall be EPI. The duties of the International Joint Tariff Administrator under this Agreement are: (i) to prepare and submit International Joint Tariff filings to the FERC and the NEB; (ii) to coordinate and administer the International Joint Tariffs; (iii) to accept shipper nominations for transportation under the International Joint Tariffs; (iv) to prepare invoices for shippers under the

International Joint Tariffs; (v) to collect receivables, including any Allowance Oil, from shippers under the International Joint Tariffs as provided under the terms of the CTS; and (vi) to distribute International Joint Tariff revenues to the Parties in accordance with the terms of this Agreement. The costs of administering the International Joint Tariff(s) are recovered under the existing service agreements between EPI and EELP as amended from time to time.

(b) EELP hereby agrees to indemnify and hold EPI harmless from and against any and all liability, claim, loss, damages, penalty, cost or expense, including reasonable attorneys’ fees and expenses, incurred by EELP as a result of or in connection with EPI’s non-performance, negligence or other misfeasance in performing its duties as International Joint Tariff Administrator under this Agreement.

4.	International Joint Tariffs

(a)	From and after the Effective Date of this Agreement and throughout the Term of this Agreement, the International Joint Tariff Administrator shall be authorized to file, and shall file and maintain on file with the FERC and the NEB, on behalf of itself and all other Parties to this Agreement, international joint tariff rates applicable to transportation of crude petroleum from all EPI receipt points to various delivery points on EELP’s Pipeline System (the “International Joint Tariff Rates”). Subject to the requirements of Applicable Law and valid orders of any Governmental Authority having jurisdiction, the International Joint Tariff Rates shall at all times be determined in accordance with Attachment 2 hereto.

(b)

From and after the Effective Date and throughout the Term of this Agreement, the International Joint Tariff Administrator shall be authorized to file, and shall file and maintain on file with the FERC and the NEB on behalf of itself and the other Party to this

Agreement, a rules and regulation tariff applicable to transportation of crude petroleum from receipt points on EPI’s Pipeline System in Western Canada to various delivery points on EELP’s Pipeline System (the “International Joint Tariff Rules”). Subject to the requirements of Applicable Law and valid orders of any Governmental Authority having jurisdiction, transportation under the International Joint Tariff shall initially be governed by the applicable EPI and EELP Rules and Regulation Tariffs on file and in effect with the NEB and FERC. The applicable rules and regulations tariffs are attached hereto as Attachment 3. Any amendments, supplements or restatements of the International Joint Tariff Rules shall be subject to the prior written approval of both Parties and to requirements of Applicable Law. Subject to the terms of this Agreement, each Party retains the right to use its own pipeline facilities as an individual carrier facility and shall be fully responsible for the operation and maintenance of its respective pipeline system. Nothing in this Agreement is meant to restrict a Party’s right and obligation to set operating parameters for its own pipeline facilities, provided such parameters are consistent with the International Joint Tariff Rules then in effect.

(c)	Nothing in this Agreement shall affect or impair the ability of either Party to independently establish tariffs and tariff rates with respect to any services other than transportation of crude petroleum from EPI’s Pipeline System to delivery points on EELP’s Pipeline System pursuant to this Agreement.

(d)	Subject to the requirements of Applicable Law and valid orders of any Governmental Authority having jurisdiction, the Parties agree to support, maintain, and keep in place the International Joint Tariffs filed by the International Joint Tariff Administrator under this Agreement throughout the Term of this Agreement.

(e)	The Parties each agree to file, maintain, and keep in place local tariffs for movements through their portion of the pipeline facilities from various EPI receipt points to various delivery points on EELP’s Pipeline System designed in accordance with the terms of the CTS throughout the Term of this Agreement.

(f)	Any changes to the International Joint Tariff Rates as determined under Section 4(a) of this Agreement, and any changes to the division of revenues as determined under Section 5 of this Agreement, shall be made only with the agreement in writing of both Parties to this Agreement. In the event of an agreement to change the International Joint Tariff Rates, the International Joint Tariff Administrator shall promptly file such revised International Joint Tariff Rates with the FERC and the NEB.

5.	Division of Revenues

(a)	The division of revenues between EPI and EELP with respect to any International Joint Tariff Rates on file pursuant to this Agreement shall be determined on the basis of the proportions set forth in Attachment 4 hereto; provided, however, that if at any time the FERC or the NEB shall require an International Joint Tariff Rate to be reduced below the level contemplated by this Agreement solely because of a change in the underlying local rate of one or more of the Parties, any such reduction shall be reflected solely in the division of the Party or Parties whose local rate was the cause of the change; provided further that nothing in this Agreement shall prevent EELP from increasing its underlying local rate in accordance with applicable FERC regulations or orders, or from collecting the full amount of revenue resulting from such local rate increases in accordance with Attachment 4.

(b)	The International Joint Tariff Administrator shall, within thirty (30) days after the end of each month of the Term of this Agreement, notify each Party of all amounts collected from shippers under the International Joint Tariffs in that calendar month and remit to each Party an amount equal to that Party’s division of those revenues as provided in this Agreement. The International Joint Tariff Administrator shall provide each Party with a copy of all billings for and correspondence with any shipper regarding transportation under the International Joint Tariffs.

6.	Regulation

(a)	Transportation under the International Joint Tariffs shall be treated as common carrier pipeline movements and shall be subject to the National Energy Board Act and the Interstate Commerce Act (the “ICA”) as administered by the NEB and FERC respectively. Each Party agrees to operate and maintain its respective pipeline facilities in such a manner as to allow for fulfillment of the Parties’ obligations under the NEB Act and the ICA as administered by the NEB and FERC with respect to the International Joint Tariffs. The Parties shall cooperate, each at its own expense, in the filing of any applications for governmental or regulatory approvals necessary for the matters set forth herein.

(b)	This Agreement is subject to all Applicable Law and the valid orders of any Governmental Authority.

(c)	In the event that a protest or complaint is filed with the NEB or FERC pertaining to either the International Joint Tariffs or either Party’s underlying local tariffs in effect during the Term of this Agreement, then:

(i)	with respect to a challenged rate or a term or condition in an underlying local tariff, the Party that filed the applicable local tariff shall be solely responsible for defending the challenged rate, term or condition and remitting any reparations or refunds found or agreed to be owed on the basis of shipments made under that Party’s local tariff;

(ii)	with respect to shipments made under the International Joint Tariffs, any reparations or refunds found or agreed to be owed based on a determination that a Party’s underlying local tariff rate was improper shall be remitted by that Party;

(iii)	in the event that an underlying local rate is reduced by the FERC or the NEB such that the sum of the underlying local rates is less than the International Joint Tariff Rates then in effect for the same movement, then the International Joint Tariff Administrator shall file a revision of the International Joint Tariff Rates such that the International Joint Tariff Rates do not exceed the sum of the applicable underlying local rates; and

(iv)	in the event a protest or complaint is filed against the International Joint Tariff Rates or the International Joint Tariff Rules directly, then the Parties shall jointly determine whether to defend the challenged International Joint Tariffs or whether, alternatively, to terminate this Agreement. If the Parties determine to defend the challenged International Joint Tariffs, then all costs involved in doing so and any reparations or refunds shall be paid by the Parties in the same proportion as their division of the relevant International Joint Tariff revenues.

(d)	Each Party agrees not to, and to cause its Affiliated Entities not to, file a protest or complaint against, or aid any third person in any protest or complaint against, any International Joint Tariff contemplated by this Agreement or any underlying local tariff of either Party.

7.	Audit

EELP shall have the right to have its Internal Audit group audit the calculations referred to in Attachment 4 for a period of eighteen (18) months after the issuance of the completion of such calculations, such audit to be conducted during the International Joint Tariff Administrator’s regular business hours upon not less than sixty (60) business days’ prior notice to the International Joint Tariff Administrator. If as a result of any such audit it is determined that there has been a mistake in such calculations, then EELP shall promptly pay to the International Joint Tariff Administrator the amount of any underpayment by EELP and the International Joint Tariff Administrator shall promptly pay to EELP the amount of any overpayment by EELP.

8.	Confidentiality

Each Party shall keep the terms and conditions of this Agreement confidential, and shall not disclose such terms and conditions to any third person without the prior consent of the other Party, except:

(a)	when and to the extent such disclosure is required by Applicable Law or the valid order of any Governmental Authority, provided that any available confidentiality protection pursuant to Applicable Law is invoked by the disclosing Party;

(b)	to an Affiliated Entity of the disclosing Party, provided that such Affiliated Entity is otherwise eligible to receive such information and agrees to be bound by the provisions hereof as if it were a Party hereto;

(c)	to a third person to which such Party has been permitted to assign an interest hereunder or a portion thereof, provided that a binding covenant not to disclose such information to any other third person is obtained from such third person prior to disclosure;

(d)	to the technical, legal, financial or other professional consultants of such Party which require such information to provide their services to such Party or to a bank or other financial institution from which such Party is attempting to obtain financing, provided that a binding covenant not to disclose such information to any other third person is obtained from such consultant or financier, as the case may be, prior to disclosure; and

(e)	for the purpose of enforcing the obligation of either Party under this Agreement.

9.	Beneficiaries

This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns and shall not otherwise be deemed to confer upon or give to any third party, including without limitation any creditor, any remedy, claim, liability, reimbursement, cause of action, or other right.

10.	Assignment

This Agreement may not be assigned in whole or in part by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Such consent shall not be required in the event of an assignment by a Party to an Affiliated Entity or any entity into which or with which such Party may be merged, converted or consolidated, or which may succeed to or acquire all or substantially all of such Party’s assets.

11.	Governing Law

This Agreement shall be interpreted and governed according to the laws of Alberta, without regard to principles of conflict of laws that, if applied, might require the application of the laws of another jurisdiction.

12.	Entirety

This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior negotiations and understandings, whether oral or written, with respect thereto. This Agreement may not be amended or modified other than by an agreement in writing signed by all Parties.

13.	Severability

If any provision of this Agreement is held to be illegal, invalid or otherwise unenforceable under present or future Applicable Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable; (ii) this Agreement will be construed and enforced as if such illegal, invalid or otherwise unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or otherwise unenforceable provision or by its severance herefrom; and (iv) in lieu of such illegal, invalid or otherwise unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

14.	Notices

All notices, demands, requests, or other communications delivered pursuant to this Agreement shall be in writing and shall be sent to the following addressees:

Enbridge Pipelines Inc.

Attention: President

Suite 3000, 425 1st Street, SW

Calgary, Alberta

T2P 3L8

Enbridge Energy, Limited Partnership

President

1100 Louisiana Street, Suite 3300

Houston, Texas

77002

All notices, demands, requests or other communications delivered pursuant to this Agreement shall be effective when received by the other Party. Either Party may change the address and/or person to which notices, demands, requests or other communications are to be sent upon written notice to the other Party.

15.	General

A. Nothing in this Agreement shall be deemed or construed to create a partnership or joint venture of or between the Parties hereto.

B. The captions and headings in this Agreement are included solely for convenience and shall not be considered or given any effect in construing this Agreement.

C. The provisions of Section 7 with respect to audit rights and Section 8 with respect to confidentiality shall survive the termination of this Agreement.

D. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute one agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first above written.

ENBRIDGE PIPELINES INC.

Per:	/s/ William G. Ross
William G. Ross Vice President, Finance

Per:	/s/ R.T. Schwartz
R.T. Schwartz, Vice President

Liquid Pipelines Law & Deputy General Counsel

ENBRIDGE ENERGY, LIMITED PARTNERSHIP

By: Enbridge Pipelines (Lakehead) L.L.C., its General Partner

Per:	/s/ Mark A. Maki
Mark A. Maki, Vice President,
Finance and Accounting

Per:	/s/ Bruce A. Stevenson
Bruce A. Stevenson
Secretary

Attachment 1

Map Depicting EPI and EELP Pipeline Systems

Attachment 2

Determination of International Joint Tariff Rates

1.	The International Joint Tariff Rates will be supported by each of the carriers, EPI and EELP, filing local tariffs with the applicable regulator (NEB and FERC respectively) that are established under the applicable rules and orders of the respective agency as modified from time to time and any settlement agreements that have not otherwise been suspended during the Term of this Agreement.

2.

Subject to the requirements of Applicable Law and valid orders of any Governmental Authority having jurisdiction, the initial International Joint Tariff Rates (IJT) will be the amounts set forth in Attachment 3, which were derived based on the Hardisty, Alberta to Chicago, Illinois heavy crude equivalent toll of $3.85 per barrel. Starting July 1, 2012, the IJT rate will be escalated as of July 1st of each year during the Term of this Agreement by 75 % of the average annual Canada Gross Domestic Producer Implicit Price Index (GDPP), which is published by Statistics Canada on or about February 28th, for the prior calendar year. In addition to the IJT, shippers will be required to pay an outstanding amount surcharge for a 24 month period in accordance with the terms of the CTS. Further adjustments will be made as required under the CTS.

3.	The International Joint Tariff Rates will be filed with the NEB and FERC each year to become effective July 1st of the applicable year.

Attachment 3

Form of International Joint Tariff Rules

NEB No. 317	FERC No. 45.0.0
FERC ICA Oil Tariff

ENBRIDGE PIPELINES INC.

IN CONNECTION WITH

ENBRIDGE ENERGY, LIMITED PARTNERSHIP

INTERNATIONAL JOINT RATE TARIFF

APPLYING ON

CRUDE PETROLEUM, CONDENSATES AND NATURAL GAS LIQUIDS

FROM

POINTS IN THE PROVINCES OF ALBERTA, SASKATCHEWAN, MANITOBA,

TO

POINTS IN THE PROVINCE OF ONTARIO AND POINTS IN THE STATES OF ILLINOIS, INDIANA,

MICHIGAN, MINNESOTA, NEW YORK, AND WISCONSIN

USING JOINT ROUTING AS DEPICTED ON PAGE 5 OF THIS TARIFF

The transportation rates listed in this tariff are subject to the Rules and Regulations published by:

Enbridge Pipelines Inc., NEB (National Energy Board) Tariffs Nos. 248, 260 and 282, and supplements thereto and reissues thereof, on file with the National Energy Board, for transportation within Canada.

Enbridge Energy, Limited Partnership FERC Tariff Nos. 41.1.0 and 42.1.0, and supplements thereto and reissues thereof, for transportation within the United States.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

ISSUED: May 2, 2011	EFFECTIVE: 7 a.m. (MST) on July 1, 2011

ISSUED BY: Shauna Bates Director, Regulatory, Planning and Analysis Enbridge Pipelines Inc. 3000 Fifth Avenue Place, 425 – 1st Street S.W. Calgary, AB Canada T2P 3L8	COMPILED BY: Lisa Fiege Regulatory Strategy and Compliance Enbridge Pipelines Inc. Tel. (403) 718-3522 Fax: (403) 508-3140

E-mail: Enbridge-Tariffs@enbridge.com

NEB No. 317	FERC No. 45.0.0

The rates listed in this tariff are payable in United States currency and are applicable on the International movement of Crude Petroleum, Condensates and Natural Gas Liquids tendered to Enbridge Pipelines Inc. at established receiving points in Canada for delivery to established delivery points in the United States and Canada.

TRANSPORTATION RATES

Commodities shall be classified on the basis of the density and viscosity of such commodities at the time of receipt by Enbridge Pipelines Inc. and assessed a transportation rate as listed in the transportation rate tables below. Density shall be based on 15°C. Viscosity shall be based on Enbridge Pipelines Inc.’s reference line temperature at the time of receipt. Where the density of a commodity falls within the density range of one commodity classification and the viscosity of the commodity falls within the viscosity range of another commodity classification, then the commodity shall be deemed to be in the commodity classification with the higher transportation rate.

NATURAL GAS LIQUIDS (NGL) - A commodity having a maximum absolute vapor pressure of 1,250 kilopascals at 37.8°C and a density of up to but not including 600 kilograms per cubic meter (kg/m3) and a viscosity of up to but not including 0.4 square millimeters per second (mm2/s) will be classified as Natural Gas Liquids.

CONDENSATES (CND) - A commodity having a density from 600 kg/ m3 up to but not including 800 kg/ m3 and a viscosity of 0.4 mm2/s up to but not including 2 mm2/s will be classified as Condensates.

LIGHT CRUDE PETROLEUM (LIGHT) - A commodity having a density from 800 kg/m3 up to but not including 876 kg/m3 and a viscosity from 2 mm2/s up to but not including 20 mm2/s will be classified as Light Crude Petroleum.

MEDIUM CRUDE PETROLEUM (MEDIUM) - A commodity having a density from 876 kg/m3 up to but not including 904 kg/m3 and a viscosity from 20 mm2/s up to but not including 100 mm2/s will be classified as Medium Crude Petroleum.

HEAVY CRUDE PETROLEUM (HEAVY) - A commodity having a density from 904 kg/m3 to 940 kg/m3 inclusive and a viscosity from 100 up to and including 350 mm2/s will be classified as Heavy Crude Petroleum.

The following tables provide rates including Transmission Charges, Commodity Transmission Surcharges, Outstanding Amount Surcharge and Terminalling charges. Tankage Charges and Oil Allowance are not included.

NEB No. 317	FERC No. 45.0.0

JOINT TRANSPORTATION RATES FOR ENBRIDGE PIPELINES INC AND

ENBRIDGE ENERGY LIMITED PARTNERSHIP

JOINT TRANSPORTATION RATES IN US DOLLARS PER CUBIC METER

FROM	TO	RATE
		NGL	CND	LIGHT	MEDIUM	HEAVY
Edmonton Terminal, Alberta	Clearbrook, Minnesota	—	12.9405	13.7805	14.7548	16.4616
	Superior, Wisconsin	14.6849	15.4358	16.2758	17.4400	19.4761
	Lockport, Illinois	—	21.1172	21.9572	23.5856	26.4384
	Mokena, Illinois	—	21.1172	21.9572	23.5856	26.4384
	Flanagan, Illinois	—	21.1172	21.9572	23.5856	26.4384
	Griffith, Indiana	—	21.1172	21.9572	23.5856	26.4384
	Stockbridge, Michigan	—	23.2534	24.0934	25.8926	29.0453
	Rapid River, Michigan	17.5191	—	—	—	—
	Marysville, Michigan	21.7668	23.2534	24.0934	25.8926	29.0453
	Corunna or Sarnia Terminal, Ontario	22.0993	23.5878	24.4359	26.2447	29.4082
	Nanticoke, Ontario	—	25.6750	26.7046	28.6948	32.1760
	West Seneca, New York	—	25.9846	27.0351	29.0706	32.6322
Hardisty Terminal, Alberta	Clearbrook, Minnesota	—	—	12.3046	13.1609	14.6610
	Superior, Wisconsin	—	—	14.7999	15.8461	17.6755
	Lockport, Illinois	—	—	20.4813	21.9917	24.6378
	Mokena, Illinois	—	—	20.4813	21.9917	24.6378
	Flanagan, Illinois	—	—	20.4813	21.9917	24.6378
	Griffith, Indiana	—	—	20.4813	21.9917	24.6378
	Stockbridge, Michigan	—	—	22.6175	24.2987	27.2447
	Rapid River, Michigan	—	—	—	—	—
	Marysville, Michigan	—	—	22.6175	24.2987	27.2447
	Corunna or Sarnia Terminal, Ontario	—	—	22.9600	24.6507	27.6077
	Nanticoke, Ontario	—	—	25.2287	27.1009	30.3754
	West Seneca, New York	—	—	25.5592	27.4767	30.8316

NEB No. 317	FERC No. 45.0.0

JOINT TRANSPORTATION RATES IN US DOLLARS PER CUBIC METER

FROM	TO	RATE
		NGL	CND	LIGHT	MEDIUM	HEAVY
Kerrobert Station, Saskatchewan	Clearbrook, Minnesota	—	—	10.8203	—	12.8501
	Superior, Wisconsin	12.0207	—	13.3156	—	15.8646
	Lockport, Illinois	—	—	18.9970	—	22.8269
	Mokena, Illinois	—	—	18.9970	—	22.8269
	Flanagan, Illinois	—	—	18.9970	—	22.8269
	Griffith, Indiana	—	—	18.9970	—	22.8269
	Stockbridge, Michigan	—	—	21.1332	—	25.4338
	Rapid River, Michigan	14.8549	—	—	—	—
	Marysville, Michigan	19.1026	—	21.1332	—	25.4338
	Corunna or Sarnia Terminal, Ontario	19.4351	—	21.4757	—	25.7968
	Nanticoke, Ontario	—	—	23.7443	—	28.5645
	West Seneca, New York	—	—	24.0749	—	29.0207
Regina Terminal, Saskatchewan	Clearbrook, Minnesota	—	—	7.8432	—	9.2181
	Superior, Wisconsin	—	—	10.3385	—	12.2326
	Lockport, Illinois	—	—	16.0199	—	19.1949
	Mokena, Illinois	—	—	16.0199	—	19.1949
	Flanagan, Illinois	—	—	16.0199	—	19.1949
	Griffith, Indiana	—	—	16.0199	—	19.1949
	Stockbridge, Michigan	—	—	18.1561	—	21.8018
	Rapid River, Michigan	—	—	—	—	—
	Marysville, Michigan	—	—	18.1561	—	21.8018
	Corunna or Sarnia Terminal, Ontario	—	—	18.4986	—	22.1648
	Nanticoke, Ontario	—	—	20.7673	—	24.9325
	West Seneca, New York	—	—	21.0978	—	25.3887
Cromer Terminal, Manitoba	Clearbrook, Minnesota	—	—	5.6927	6.0199	6.5944
	Superior, Wisconsin	7.4059	—	8.1880	8.7051	9.6089
	Lockport, Illinois	—	—	13.8694	14.8507	16.5712
	Mokena, Illinois	—	—	13.8694	14.8507	16.5712
	Flanagan, Illinois	—	—	13.8694	14.8507	16.5712
	Griffith, Indiana	—	—	13.8694	14.8507	16.5712
	Stockbridge, Michigan	—	—	16.0056	17.1577	19.1781
	Rapid River, Michigan	10.2401	—	—	—	—
	Marysville, Michigan	14.4878	—	16.0056	17.1577	19.1781
	Corunna or Sarnia Terminal, Ontario	14.8202	—	16.3480	17.5098	19.5410
	Nanticoke, Ontario	—	—	18.6167	19.9599	22.3088
	West Seneca, New York	—	—	18.9473	20.3357	22.7650

NEB No. 317	FERC No. 45.0.0

NOTES:

TANKAGE: For the applicable Tankage charges in Canada and the United States, refer to Enbridge Pipelines Inc’s NEB Tariff No. 316, Enbridge Pipelines Inc’s NEB RT Tariff No. 11-2, and Enbridge Energy, Limited Partnership’s FERC Tariff No 43.7.0.

OUTSTANDING AMOUNT SURCHARGE: The transportation rates include the Outstanding Amount Surcharge (OAS) of $0.422 per cubic metre for movements of heavy crude from Hardisty, Alberta to the U.S. border near Gretna, Manitoba and is adjusted for distance and commodity type. The OAS will be recovered through tolls for the 24 month period from July 1, 2011 to June 30, 2013.

JOINT ROUTING:

Receipt Points in the provinces of Alberta, Saskatchewan, Manitoba to delivery points in the states of Illinois, Indiana, Michigan, Minnesota

Enbridge Pipelines Inc. — Edmonton or Hardisty, Alberta, Kerrobert or Regina, Saskatchewan or Cromer, Manitoba to the International Border near Gretna, Manitoba, connecting to;

Enbridge Energy, Limited Partnership — International Border near Neche, North Dakota to Clearbrook, Minnesota, Superior, Wisconsin, Lockport, Illinois, Mokena, Illinois, Griffith, Indiana, Stockbridge, Michigan, Rapid River, Michigan or Marysville, Michigan.

Receipt Points in the provinces of Alberta, Saskatchewan, Manitoba to delivery points in the province of Ontario

Enbridge Pipelines Inc. — Edmonton or Hardisty, Alberta, Kerrobert or Regina, Saskatchewan or Cromer, Manitoba to the International Border near Gretna, Manitoba, connecting to;

Enbridge Energy, Limited Partnership — International Border near Neche, North Dakota to the International Border near Marysville, Michigan, connecting to;

Enbridge Pipelines Inc. — International Border near Sarnia, Ontario to Corunna or Sarnia Terminal, Ontario or Nanticoke, Ontario.

Receipt Points in the provinces of Alberta, Saskatchewan, Manitoba to delivery points in the state of New York

Enbridge Pipelines Inc. — Edmonton or Hardisty, Alberta, Kerrobert or Regina, Saskatchewan or Cromer, Manitoba to the International Border near Gretna, Manitoba, connecting to;

Enbridge Energy, Limited Partnership — international Border near Neche, North Dakota to the International Border near Marysville, Michigan, connecting to;

Enbridge Pipelines Inc. — International Border near Sarnia Ontario to the International Border near Chippawa, Ontario, connecting to;

Enbridge Energy, Limited Partnership — International Border near Grand Island, New York to West Seneca, New York.

EXCEPTIONS:

For exceptions to Enbridge Pipelines Inc., Rules and Regulations and Enbridge Energy, Limited Partnership, Rules and Regulations, see the following:

1)

Exception to Enbridge Energy, Limited Partnership’s Rules and Regulations FERC No. 41.1.0 Item 9 (h) and FERC No. No. 42.1.0 Item 10 (i). For the purposes of this international joint tariff, Enbridge Pipelines Inc. shall collect in kind a percentage, in the amount of 1/10th of 1 percent of all hydrocarbons physically delivered at the designated Regular Delivery Point.

2)	Exception to Enbridge Energy, Limited Partnership’s Rules and Regulations FERC No. 41.1.0 Item 7 (a) and FERC No. No. 42.1.0 Item 8 (c). For the purposes of this international joint tariff, Enbridge Pipelines Inc. shall charge a shipper the rate for the transportation of Crude Petroleum that is in effect on the date of delivery at the designated Regular Delivery Point for such Crude Petroleum.

    NEB No. 248

    Cancels NEB No. 226

ENBRIDGE PIPELINES INC.

REFINED PETROLEUM PRODUCTS TARIFF

RULES AND REGULATIONS

Governing the

TRANSPORTATION

of

REFINED PETROLEUM PRODUCTS

▲ Denotes changes in wording from NEB No. 226

EFFECTIVE AUGUST 1, 2003

ISSUED BY
Richard Bird	COMPILED BY
President	Regulatory Affairs Department
Enbridge Pipelines Inc.	Enbridge Pipelines Inc.
Suite 3000
425 – 1 Street S.W.	Tel.: (403)231-5765
Calgary, Alberta	▲ Fax.: (403)508-3140
T2P 3L8	▲ Email: thea.fennema@enbridge.com

    PAGE TWO

    NEB No. 248

RULES AND REGULATIONS

1.	DEFINITIONS

As used in this tariff, the following terms have the following meanings:

“API” means American Petroleum Institute.

“ASTM” means American Society for Testing and Materials.

“Carrier” means Enbridge Pipelines Inc.

“Crude Petroleum” means the direct liquid product of oil wells, oil processing plants, the indirect liquid petroleum products of oil or gas wells, oil sands, or a mixture of such products, but does not include Natural Gas Liquids or Refined Petroleum Products.

“Density” means mass per unit volume at 15 degrees Celsius expressed in kilograms per cubic metre.

▲ “Financial Assurances” means the financial assurances provided by the Shipper and accepted by the Carrier in accordance with Rule 20.

“Force Majeure” means an event which is unforeseen and beyond the control of the Shipper that either prevents the Shipper from delivering the affected volume to Carrier or prevents the Shipper from accepting delivery of the affected volume from Carrier. The following are the only instances that will be recognized as Force Majeure events: earthquakes; floods; landslides; civil disturbances; sabotage; the acts of public enemies; war; blockades; insurrections; riots; epidemics; the act of any government or other authority or statutory undertaking; the inability to obtain or the curtailment of electric power, water or fuel; strikes, lockouts or other labour disruptions; fires; explosions; breakdowns or failures of pipe, plant, machinery or equipment; and contamination or poisoning of catalyst and/or solvent or biological treatment facilities. For greater certainty, a lack of funds; the availability of a more attractive market; Shipper’s inability to purchase Refined Petroleum Products; or inefficiencies in operations do not constitute events of Force Majeure.

“Kilopascal” is equivalent to 0.145 037 7 pounds per square inch.

“Natural Gas Liquids” means the indirect liquid petroleum products of oil or gas wells having an absolute vapour pressure in excess of 103 kilopascals.

“NEB” means the National Energy Board.

“Non-Performance Penalty” means the charge and cost referred to in Rule 19(a).

“Refined Petroleum Products” means the products of a refinery tendered as motor gasoline, aviation fuels, kerosene, diesel fuel and domestic heating oil falling within specifications established in the Carrier’s tariff respecting Refined Petroleum Products.

“Regular Delivery Point” means a location for the delivery of Refined Petroleum Products as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Regular Receiving Point” means a location for the receipt of Refined Petroleum Products as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

▲ “Shipper” means the party that contracts with the Carrier for the transportation of Refined Petroleum Products under the terms of this tariff, and that has satisfied the Carrier of that party’s capacity to perform its financial obligations that may arise from the transportation of its Refined Petroleum Products under the terms of this tariff, and includes a transferee of a Shipper’s rights and obligations, as approved in accordance with Rule 16(c).

“Tender” means an offer by a Shipper to the Carrier in accordance with this tariff for the transportation of a stated quantity of Refined Petroleum Products from a Regular Receiving Point to a Regular Delivery Point.

“Working Stock” means the volume of Petroleum required by the Carrier for operational and scheduling purposes as specified from time to time by the Carrier.

2.	COMMODITY

This tariff applies to the transportation of Refined Petroleum Products by the Carrier.

3.	ORIGIN AND DESTINATION FACILITIES

(a) Subject to the further provisions of this tariff, the Carrier will only accept Refined Petroleum Products for transportation:

(i) at Regular Receiving Points; (ii) when the Refined Petroleum Products have been specified to be delivered to one or more Regular Delivery Points; and (iii) when the party taking delivery of the Refined Petroleum Products has been specified in writing to the Carrier.

(b) Except where the Carrier provides such facilities, the Carrier will only accept Refined Petroleum Products for transportation when the Shipper has provided the necessary facilities satisfactory to the Carrier at the specified Regular Receiving Point and Regular Delivery Point for such Refined Petroleum Products.

    PAGE THREE

    NEB No. 248

RULES AND REGULATIONS

4.	SPECIFICATIONS AS TO QUALITY

(a) A Shipper shall not deliver to the Carrier and the Carrier shall not be obligated to accept Refined Petroleum Products that, as determined by the Carrier, have on receipt:

(i) a temperature greater than 38 degrees Celsius; (ii) a Reid vapour pressure in excess of 103 kilopascals; (iii) a free water HAZE Test of six or greater; (iv) a kinematic viscosity in excess of 4.3 square millimetres per second at 37.8 degrees Celsius; (v) a colour darker than colour No. 3 as specified in accordance with ASTM D 1500 or the latest revision to such Standard except that gasolines to which artificial colouring has been added will be accepted for transportation regardless of colour; or (vi) physical or chemical characteristics that may render such Refined Petroleum Products not readily transportable by the Carrier or that may materially affect the quality of other commodities transported by the Carrier or that may otherwise cause disadvantage to the Carrier.

(b) A Shipper shall, as required by the Carrier, provide to the Carrier a certificate with respect to the specifications of the Refined Petroleum Products to be received by the Carrier from such Shipper. If a Shipper fails to provide the Carrier with such certificate, then the Carrier shall not be obligated to accept the Shipper’s Refined Petroleum Products.

(c) A Shipper shall, if requested by the Carrier, provide and inject corrosion inhibitor compound of a type and amount that is satisfactory to the Carrier into Refined Petroleum Products to be received by the Carrier from such Shipper.

(d) If the Carrier determines that a Shipper does not comply with the provisions of paragraph (a) or (c) of Rule 4 of this tariff, then such Shipper shall remove its Refined Petroleum Products from the facilities of the Carrier as directed by the Carrier.

(e) If a Shipper fails to remove its Refined Petroleum Products from the facilities of the Carrier as directed by the Carrier, then the Carrier shall have the right to remove and sell such Refined Petroleum Products in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such Refined Petroleum Products. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

5.	BUFFER AND INTERFACE

(a) A Shipper shall, if requested by the Carrier, supply Petroleum as buffer material of a type and amount that is satisfactory to the Carrier. The Shipper shall, unless otherwise agreed to with the Carrier, accept at the designated Regular Delivery Point for its Refined Petroleum Products the volume of buffer material determined by the Carrier to be applicable to the transportation of such Refined Petroleum Products.

(b) A Shipper shall accept, at the designated Regular Delivery Point for its Refined Petroleum Products, the volume of interface material associated with the transportation of such Refined Petroleum Products as determined by the Carrier.

(c) Except as otherwise provided for in this tariff, the Carrier’s tariff applying on the transportation of Crude Petroleum shall apply to buffer material transported with Refined Petroleum Products.

6.	CHANGES IN QUALITY AND SEGREGATION

(a) The Carrier shall endeavour to deliver substantially the same type of Refined Petroleum Products as that received from a Shipper, however the Carrier shall not be obligated to make delivery of the identical Refined Petroleum Products received by the Carrier.

(b) If Refined Petroleum Products tendered to the Carrier are of a kind or quality that is not currently being transported by the Carrier, then the Carrier shall, at the request of the Shipper of such Refined Petroleum Products and subject to the operating conditions of the facilities of the Carrier, endeavour to segregate such Refined Petroleum Products during transportation by the Carrier. In such circumstances, the Shipper shall, at the request of the Carrier, make such Refined Petroleum Products available in such quantities and at such times as may be necessary to permit such segregated movements.

(c) Subject to paragraph (a) of Rule 13 of this tariff, the Carrier shall not be liable for any damage, loss or consequential loss resulting from a change in the density or other quality of a Shipper’s Refined Petroleum Products as a result of the Carrier’s transportation of such Refined Petroleum Products, including without limitation the mixing of Refined Petroleum Products with other Petroleum in the facilities of the Carrier.

    PAGE FOUR

    NEB No. 248

RULES AND REGULATIONS

7.	TENDERS, RATES AND VOLUMES

(a) Tenders shall be submitted to the Carrier in accordance with the notice of shipment format prescribed by the Carrier no later than the time and date set out in the Carrier’s monthly nomination schedule. The Carrier shall notify all shippers of the monthly nomination schedule applicable for the calendar year. Notice of any amendment to a monthly nomination date shall be provided by the Carrier to all shippers at minimum 24 hours in advance of the proposed change in nomination date.

(b) Where applicable, such Tenders shall include the amounts of Petroleum to be used as buffer material with such Refined Petroleum Products. The Carrier may, subject to the availability of space and the operating conditions of the facilities of the Carrier, accept Tenders or revised Tenders after such time.

(c) A Shipper shall, upon notice from the Carrier, provide written third party verification as required by the Carrier in support of such Shipper’s Tender. The Carrier shall not be obligated to accept a Shipper’s Refined Petroleum Products where such verification is, in the sole discretion of the Carrier, unacceptable to the Carrier.

(d) The Carrier shall not be obligated to accept a Shipper’s Refined Petroleum Products if the volume of such Refined Petroleum Products is less than the minimum volume or if the rate at which such Refined Petroleum Products are received by the Carrier is less than or greater than the rates specified from time to time by the Carrier for each Regular Receiving Point.

(e) The Carrier shall not be obligated to make a delivery of a Shipper’s Refined Petroleum Products of less than the minimum volume or at a rate less than or greater than the rates specified from time to time by the Carrier for each Regular Delivery Point.

(f) A Shipper shall supply its share of Working Stock by types and volumes as determined from time to time by the Carrier.

(g) Tenders received by the Carrier acting for Enbridge Energy, Limited Partnership for transportation within the United States of America shall be subject to the rates, rules and regulations applicable to transportation by Enbridge Energy, Limited Partnership, which shall invoice the Shipper for such transportation.

8.	APPLICATION OF TOLLS

(a) The Carrier shall charge a Shipper the Carrier’s toll for the transportation of Refined Petroleum Products on the volume of Refined Petroleum Products transported by the Carrier.

(b) The Carrier shall charge a Shipper, on the volume of buffer material transported with such Shipper’s Refined Petroleum Products, the Carrier’s toll for the transportation of Crude Petroleum.

(c) The Carrier shall charge a Shipper the Carrier’s toll for the transportation of Refined Petroleum Products and the Carrier’s toll for the transportation of Crude Petroleum that are in effect on the date of delivery at the designated Regular Delivery Point for such Shipper’s Refined Petroleum Products.

9.	PAYMENT OF TOLLS AND LIEN FOR UNPAID CHARGES

▲(a) A Shipper shall pay all charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s Refined Petroleum Products by the Carrier. The Shipper shall pay such charges and costs upon receipt of the Carrier’s invoice respecting such charges and costs. If required by the Carrier, the Shipper shall pay such charges and costs before delivery, or before acceptance of a transfer, of the Shipper’s Refined Petroleum Products by the Carrier.

▲(b) The Carrier shall have a general lien on all of a Shipper’s Refined Petroleum Products that are in the possession of the Carrier to secure the payment of all charges and costs accruing or due relating to the transportation of the Shipper’s Refined Petroleum Products by the Carrier. The general lien provided herein shall be in addition to any lien or security interest otherwise provided by law or contract. The Carrier may withhold the Shipper’s Refined Petroleum Products from delivery, and may exercise any other rights and remedies provided at law or by contract, until all such charges and costs have been paid.

(c) If charges for the transportation of a Shipper’s Petroleum remain unpaid for ten days after notice of demand for payment of such charges is made to such Shipper by the Carrier, then the Carrier shall have the right to remove and sell any or all of such Shipper’s Refined Petroleum Products that are in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

(d) The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the transportation of such Shipper’s Refined Petroleum Products by the Carrier and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

▲(e) When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s Refined Petroleum Products on behalf of the Carrier for the purpose of enforcing the general lien described in this Rule. The Carrier hereby advises that it has appointed Enbridge Energy, Limited Partnership as one agent appointed to hold possession of the Shipper’s Refined Petroleum Products for the purpose of enforcing its general lien.

    PAGE FIVE

    NEB No. 248

RULES AND REGULATIONS

10.	MEASURING, TESTING AND DEDUCTIONS

(a) The Carrier shall gauge or meter, or cause to be gauged or metered, a Shipper’s Refined Petroleum Products upon receipt and delivery by the Carrier. The Shipper or the designate of the Shipper may be present at such gauging or metering. If tank gauges are used, the volume of Refined Petroleum Products shall be computed from tank tables on a 100 percent volume basis. The Carrier shall have the right to enter the premises where Refined Petroleum Products are received or delivered by the Carrier and shall be granted access to all facilities for the purpose of gauging or metering and to make any examination, inspection, measurement or test as required by the Carrier to verify the accuracy of such facilities and the quality of such Shipper’s Refined Petroleum Products.

(b) The Carrier shall correct the density and volume of Refined Petroleum Products received and delivered by the Carrier from the actual temperature of such Refined Petroleum Products to 15 degrees Celsius by use of API 2540 Petroleum Measurement Standards or the latest revision to such Standards.

(c) The Carrier shall correct the metered volume of Refined Petroleum Products for compressibility by the use of API Manual of Petroleum Measurement Standards, Chapter 11.2.1 M or the latest revision to such Chapter.

(d) The Carrier shall, as deemed necessary by the Carrier, determine the kinematic viscosity of Refined Petroleum Products received by the Carrier in accordance with ASTM D 445 or the latest revision to such standard or such other test as may be agreed to by the Carrier and the Shipper.

(e) The results of all such gauging, metering and testing by the Carrier shall be final.

11.	EVIDENCE OF RECEIPTS AND DELIVERIES

The Carrier shall evidence the receipt and delivery of Refined Petroleum Products by tickets showing the volume, type, temperature, density and any other data with respect to such Refined Petroleum Products as may be specified from time to time by the Carrier. Such tickets shall be signed by the Shipper, or the designate of the Shipper, and the Carrier.

12.	DELIVERY AND ACCEPTANCE

(a) A Shipper or the designate of the Shipper shall accept such Shipper’s Refined Petroleum Products upon arrival at the designated Regular Delivery Point for such Refined Petroleum Products.

(b) If a Shipper fails to remove its Refined Petroleum Products from the facilities of the Carrier in accordance with the provisions of paragraph (a) of Rule 12 of this tariff, then the Carrier shall have the right to remove and sell such Refined Petroleum Products in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such Refined Petroleum Products. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

13.	LIABILITY OF THE CARRIER

(a) Except where caused by the direct negligence of the Carrier, the Carrier shall not be liable to a Shipper for any delay, damage, loss or consequential loss resulting from any cause while the Carrier is in possession or control of such Shipper’s Refined Petroleum Products, including without limitation the breakdown of the facilities of the Carrier.

(b) If damage or loss to Petroleum results from any cause other than the direct negligence of the Carrier while the Carrier is in possession or control of such Petroleum then the Carrier may apportion the cost of such damage or loss on a pro rata basis among all Shippers. Each Shipper’s share of such cost shall be determined by the Carrier based on the proportion of the volume of the Shipper’s Refined Petroleum Products in the possession of the Carrier on the date of such loss to the total volume of Petroleum in the possession of the Carrier on the date of such loss.

14.	INDEMNIFICATION BY THE SHIPPER

A Shipper shall indemnify the Carrier for any damage, loss, costs or consequential loss incurred by the Carrier or any other party as a result of such Shipper’s failure to comply with any provision of this tariff.

15.	APPORTIONMENT AND SUBSTITUTION

(a) If more Refined Petroleum Products, Natural Gas Liquids and associated buffer material are tendered than can be transported by the Carrier, then the Carrier shall apportion such tenders among all such Shippers on the basis of such current tenders and the current operating conditions of the facilities of the Carrier applicable to the transportation of Refined Petroleum Products and Natural Gas Liquids.

(b) Subject to allocations to priority destinations designated by the NEB, the Carrier shall apportion each such Shipper a pro rata share of the capacity of such facilities of the Carrier based on such current tenders.

    PAGE SIX

    NEB No. 248

RULES AND REGULATIONS

16.	REQUESTED CHANGE BY THE SHIPPER

(a) Subject to the operating conditions of the facilities of the Carrier, the Carrier may, upon the written request of a Shipper, allow a Shipper to change:

(i) the designated Regular Receiving Point for its Refined Petroleum Products; (ii) the designated volume and type of its Refined Petroleum Products to be received at a designated Regular Receiving Point; (iii) the designated Regular Delivery Point for its Refined Petroleum Products; (iv) the designated volume and type of its Refined Petroleum Products to be delivered to a designated Regular Delivery Point; and (v) the party designated to take delivery of its Refined Petroleum Products.

(b) The Carrier may allow a Shipper to transfer, in such manner as may be specified by the Carrier from time to time, such Shipper’s rights and obligations under this tariff respecting its Refined Petroleum Products to another Shipper.

▲(c) A transfer of a Shipper’s rights and obligations under Rule 16(b) of this tariff respecting its Refined Petroleum Products will not be binding or effective on the Carrier until the Carrier has provided a notice of acceptance to the transferor and transferee. The Carrier will not provide a notice of acceptance of a transfer until such time as the transferee has satisfied the Carrier of its capacity to undertake the transferor’s obligations and has provided any Financial Assurances requested by the Carrier in accordance with Rule 20 of this tariff.

17.	ADVERSE CLAIMS AGAINST REFINED PETROLEUM PRODUCTS

(a) A Shipper shall not Tender or deliver to the Carrier Refined Petroleum Products which are involved in litigation, the ownership of which may be in dispute or which are encumbered by a lien or charge of any kind unless the Shipper provides written notification to the Carrier of such litigation, dispute, lien or charge not less than 20 days before such Tender is made to the Carrier.

(b) The Carrier shall not be obligated to accept Refined Petroleum Products that are involved in litigation, the ownership of which may be in dispute or which are encumbered by a lien or charge of any kind.

(c) A Shipper shall advise the Carrier in writing if, at any time while the Shipper’s Refined Petroleum Products are in the possession of the Carrier, such Refined Petroleum Products become involved in litigation, the ownership of such Refined Petroleum Products become in dispute or such Refined Petroleum Products become encumbered by a lien or charge of any kind.

(d) A Shipper shall, upon demand from the Carrier, provide a bond or other form of indemnity satisfactory to the Carrier protecting the Carrier against any liability or loss that may arise as a result of such Shipper’s Refined Petroleum Products that are involved in litigation, the ownership of which may be in dispute or which are encumbered by a lien or charge of any kind.

18.	CLAIMS, SUITS AND TIME FOR FILING

(a) A Shipper shall advise the Carrier in writing of any claim for delay, damage or loss resulting from the transportation of such Shipper’s Refined Petroleum Products by the Carrier within 30 days of delivery of such Refined Petroleum Products by the Carrier or, in the case of a failure to make delivery, then within 30 days after a reasonable time for delivery has elapsed.

(b) A Shipper shall institute any action arising out of any claim against the Carrier within 180 days from the date that written notice is given by the Carrier to such Shipper that the Carrier has disallowed such claim or any part of such claim.

(c) If a Shipper fails to comply with the provisions of paragraph (a) or paragraph (b) of Rule 18 of this tariff, then such Shipper waives all rights it has to bring an action against the Carrier with respect to such claim.

19.	NON-PERFORMANCE

(a) In months of apportionment, all nominations which are apportioned shall have the Non-Performance Penalty applied to that portion of shortfall in receipts by a Shipper that exceeds five (5) percent of that Shipper’s apportioned volume. However, the Non-Performance Penalty will not be applied to that portion of shortfalls caused by Force Majeure events; Carrier imposed restrictions on feeder pipeline deliveries into the Carrier; or any carry over volumes.

(b) The Shipper shall provide the Carrier with written notice of the Force Majeure event within four business days of the event. Such notice shall state the nature of the event, the estimated duration of the event, and the volume affected. The Shipper shall use reasonable diligence to remedy the Force Majeure event as quickly as reasonably practicable and shall keep Carrier informed as to the progress in the efforts to remedy the event; provided the Shipper shall not be required to settle strikes, lockouts or other labour disruptions contrary to its wishes.

(c) At any time up to thirty (30) calendar days following the receipt of the notice referred to in Rule 19(b) the Carrier will issue written notice to the Shipper informing the Shipper in the event the Carrier disputes all or a portion of the Shipper’s claim of Force Majeure. The Carrier shall invoice the Shipper for the amount of the Non-Performance Penalty calculated in accordance with Rule 19(a) and the Shipper shall be obligated to make payment of the invoiced amount.

(d) The Carrier shall publish, on at least a monthly basis, a summary of all Force Majeure notices issued pursuant to Rule 19(b) and 19(c), which shall contain only the name of the Shipper claiming Force Majeure, volume affected, the amount of the Non- Performance Penalty disputed and/or undisputed, and the status of all disputed claims.

    PAGE SEVEN

    NEB No. 248

RULES AND REGULATIONS

▲20.	FINANCIAL ASSURANCES

(a) At any time, upon the request of the Carrier, any prospective or existing Shipper shall provide information to the Carrier that will allow the Carrier to determine the prospective or existing Shipper’s capacity to perform any financial obligations that could arise from the transportation of that Shipper’s Refined Petroleum Products under the terms of this tariff, including the payment of transportation charges, equalization obligations and the value of the allowance oil and negative Shipper’s balance positions. The Carrier shall not be obligated to accept Refined Petroleum Products for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to provide the requested information to the Carrier within ten (10) days of the Carrier’s written request, or if the Carrier’s review of the requested information reveals that the existing or prospective Shipper does not have the capacity to perform any financial obligations that could arise from the transportation of that Shipper’s Refined Petroleum Products under the terms of this tariff, including the payment of transportation charges, equalization obligations and the reasonably determined value of the allowance oil and negative Shipper’s balance positions.

(b) Subject to the provisions of Rule 20(c), the Carrier, upon notice to the Shipper, may only require one or more of the following Financial Assurances for the payment of all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, to be provided at the expense of the Shipper:

(i) prepayment; (ii) a letter of credit in favour of Carrier in an amount sufficient to ensure payment of all costs and charges that could reasonably accrue due to the Carrier, in a form and from an institution acceptable to Carrier; (iii) a guarantee in an amount sufficient to ensure payment of all such costs and charges that could reasonably accrue due to the Carrier, in a form and from a third party acceptable to Carrier; or (iv) such other enforceable collateral security, including but not limited to security agreements over assets of the Shipper, in a form acceptable to the Carrier (the “Financial Assurances”).

(c) In the event that the Carrier reasonably determines that:

(i) the existing or prospective Shipper’s financial condition is or has become impaired or unsatisfactory; (ii) any Financial Assurances previously provided by a Shipper no longer provide adequate security for the performance of the Shipper’s obligations that could arise from the transportation of its Refined Petroleum Products under the terms of this tariff; or (iii) the Carrier otherwise determines that it is necessary to obtain Financial Assurances from the Shipper, then the Shipper shall provide Financial Assurances for the payment of the charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s Refined Petroleum Products by the Carrier. For the purpose of this tariff, and without limiting the generality of the charges and costs lawfully due to the Carrier relating to the transportation of the Shipper’s Refined Petroleum Products, those charges and costs shall include transportation charges, equalization obligations, negative Shipper’s balance positions and the allowance oil. The Carrier shall not be obligated to accept Refined Petroleum Products for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to deliver the Financial Assurances to Carrier within ten (10) days of Shipper’s receipt of Carrier’s written request for such Financial Assurances.

NEB No. 260

Cancels NEB No. 256

ENBRIDGE PIPELINES INC.

NATURAL GAS LIQUIDS TARIFF

RULES AND REGULATIONS

Governing the

TRANSPORTATION

of

NATURAL GAS LIQUIDS

▲ Denotes changes in wording from NEB No. 256

EFFECTIVE: JANUARY 16, 2004

ISSUED BY Richard Bird President Enbridge Pipelines Inc.	COMPILED BY Regulatory Affairs Department Enbridge Pipelines Inc.
Suite 3000 425 – 1 Street S.W. Calgary, Alberta T2P 3L8	Tel.: (403)231-5907 Fax: (403)508-3140 email: linda.coyle@enbridge.com

    PAGE TWO

    NEB No. 260

RULES AND REGULATIONS

1.	DEFINITIONS

As used in this tariff, the following terms have the following meanings:

“API” means American Petroleum Institute.

“ ASTM” means American Society for Testing and Materials.

“Carrier” means Enbridge Pipelines Inc.

“Crude Petroleum” means the direct liquid product of oil wells, oil processing plants, the indirect liquid petroleum products of oil or gas wells, oil sands, or a mixture of such products, but does not include Natural Gas Liquids or Refined Petroleum Products.

“Density” means mass per unit volume at 15 degrees Celsius expressed in kilograms per cubic metre.

“Financial Assurances” means the financial assurances provided by the Shipper and accepted by the Carrier in accordance with Rule 21.

“Force Majeure” means an event which is unforeseen and beyond the control of the Shipper that either prevents the Shipper from delivering the affected volume to Carrier or prevents the Shipper from accepting delivery of the affected volume from Carrier. The following are the only instances that will be recognized as Force Majeure events: earthquakes; floods; landslides; civil disturbances; sabotage; the acts of public enemies; war; blockades; insurrections; riots; epidemics; the act of any government or other authority or statutory undertaking; the inability to obtain or the curtailment of electric power, water or fuel; strikes, lockouts or other labour disruptions; fires; explosions; breakdowns or failures of pipe, plant, machinery or equipment; and contamination or poisoning of catalyst and/or solvent or biological treatment facilities. For greater certainty, a lack of funds; the availability of a more attractive market; Shipper’s inability to purchase NGL; or inefficiencies in operations do not constitute events of Force Majeure.

▲ “Kind” means for the purposes of Rule 4, any individual component or mixture of propane, normal butane, iso-butane, and condensates, as the case may be, having an absolute vapour pressure of greater than 103 kilopascals and less than 1250 kilopascals at 37.8 degrees Celsius.

“Natural Gas Liquids” means the indirect liquid petroleum products of oil or gas wells having an absolute vapour pressure in excess of 103 kilopascals.

“NEB” means the National Energy Board.

“NGL” means Natural Gas Liquids.

“Non-Performance Penalty” means the charge and cost referred to in Rule 19(a).

“Petroleum” means Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Refined Petroleum Products” means the products of a refinery tendered as motor gasoline, aviation fuels, kerosene, diesel fuel and domestic heating oil falling within specifications established in the Carrier’s tariff respecting Refined Petroleum Products.

“Regular Delivery Point” means a location for the delivery of Natural Gas Liquids as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Regular Receiving Point” means a location for the receipt of Natural Gas Liquids as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Shipper” means the party that contracts with the Carrier for the transportation of Natural Gas Liquids under the terms of this tariff, and that has satisfied the Carrier of that party’s capacity to perform its financial obligations that may arise from the transportation of its NGL under the terms of this tariff, and includes a transferee of a Shipper’s rights and obligations, as approved in accordance with Rule 16(c).

“Tender” means an offer by a Shipper to the Carrier in accordance with this tariff for the transportation of a stated quantity of Natural Gas Liquids from a Regular Receiving Point to a Regular Delivery Point.

“Working Stock” means the volume of Petroleum required by the Carrier for operational and scheduling purposes as specified from time to time by the Carrier.

2.	COMMODITY

This tariff applies to the transportation of NGL by the Carrier.

3.	ORIGIN AND DESTINATION FACILITIES

(a) Subject to the further provisions of this tariff, the Carrier will only accept NGL for transportation:

(i) at Regular Receiving Points; (ii) when the NGL has been specified to be delivered to one or more Regular Delivery Points; and (iii) when the party taking delivery of the NGL has been specified in writing to the Carrier.

(b) Except where the Carrier provides such facilities, the Carrier will only accept NGL for transportation when the Shipper has provided the necessary facilities or evidence of other arrangements satisfactory to the Carrier, at the specified Regular Receiving Points and Regular Delivery Points for such NGL, associated buffer and interface material.

    PAGE THREE

    NEB No. 260

RULES AND REGULATIONS

4.	SPECIFICATIONS AS TO QUALITY

(a) A Shipper shall not deliver to the Carrier and the Carrier shall not be obligated to accept NGL that, as determined by the Carrier, has on receipt at each Regular Receiving Point:

▲ (i) a composition that does not meet the definition of Kind; (ii) a temperature greater than 38 degrees Celsius; (iii) an absolute vapour pressure in excess of 1250 kilopascals at 37.8 degrees Celsius; (iv) a copper strip corrosion in excess of 2a; (v) a particulate concentration greater than 5 milligrams per litre; (vi) indication of free water at the Carrier’s pipeline operating temperatures; (vii) any organic chlorides; or (viii) physical or chemical characteristics that may render such NGL not readily transportable by the Carrier or that may materially affect the quality of other commodities transported by the Carrier or that may otherwise cause disadvantage to the Carrier.

(b) A Shipper shall, if requested by the Carrier, provide and inject corrosion inhibitor compound of a type and amount that is satisfactory to the Carrier into NGL to be received by the Carrier from such Shipper.

(c) If the Carrier determines that a Shipper does not comply with the provisions of paragraph (a) or (b) of Rule 4 of this tariff, then such Shipper shall remove its NGL from the facilities of the Carrier as directed by the Carrier.

(d) If a Shipper fails to remove its NGL from the facilities of the Carrier as directed by the Carrier, then the Carrier shall have the right to remove and sell such NGL in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

5.	BUFFER AND INTERFACE

(a) A Shipper shall, if requested by the Carrier, supply Petroleum as buffer material of a type and amount that is satisfactory to the Carrier. The Shipper shall accept at Regular Delivery Points satisfactory to the Carrier the volume of buffer and interface materials applicable to the transportation of tendered NGL as determined by the Carrier.

(b) Except as otherwise provided for in this tariff, the Carrier’s tariff applying on the transportation of Crude Petroleum shall apply to buffer material transported with NGL.

6.	COMMON STREAM SERVICE

(a) NGL accepted for transportation is subject to changes in composition and quality while in transit due to, without limitation, the mixing with other NGL or mixing with other Petroleum in the facilities of the Carrier or facilities of a third party. Delivery shall be made to the Shipper out of a common stream of NGL at Regular Delivery Points. Carrier shall at no time be under any obligation to provide to a Shipper individual batch segregated transportation service.

(b) Subject to paragraph (a) of Rule 13 of this Tariff, the Carrier shall not be liable for any damage, loss or consequential loss resulting from discoloration, contamination, or deterioration of NGL including, but not limited to, change in density, vapour pressure, quantity or value as may result from its mixture while in transit with other NGL or Petroleum in the facilities of the Carrier or facilities of a third party.

7.	TENDERS, RATES AND VOLUMES

(a) Tenders shall be submitted to the Carrier in accordance with the notice of shipment format prescribed by the Carrier no later than the time and date set out in the Carrier’s monthly nomination schedule. The Carrier shall notify all shippers of the monthly nomination schedule applicable for the calendar year. Notice of any amendment to a monthly nomination date shall be provided by the Carrier to all shippers at minimum 24 hours in advance of the proposed change in nomination date.

(b) Where applicable, such Tenders shall include the amounts of Petroleum to be used as buffer material with such NGL. The Carrier may, subject to the availability of space and the operating conditions of the facilities of the Carrier, accept Tenders or revised Tenders after such time.

(c) A Shipper shall, upon notice from the Carrier, provide written third party verification as required by the Carrier in support of such Shipper’s Tender. The Carrier shall not be obligated to accept a Shipper’s NGL where such verification is, in the sole discretion of the Carrier, unacceptable to the Carrier.

(d) The Carrier shall not be obligated to accept a Shipper’s NGL if the volume of such NGL is less than the minimum volume or if the rate at which such NGL is received by the Carrier is less than or greater than the rates specified from lime to time by the Carrier for each Regular Receiving Point.

(e) The Carrier shall not be obligated to make a delivery of a Shipper’s NGL of less than the minimum volume or at a rate less than or greater than the rates specified from time to time by the Carrier for each Regular Delivery Point.

    PAGE FOUR

    NEB No. 260

RULES AND REGULATIONS

7.	TENDERS, RATES AND VOLUMES (CONTINUED)

(f) A Shipper shall supply its share of Working Stock by types and volumes as determined from time to time by the Carrier.

(g) Tenders received by the Carrier acting for Enbridge Energy, Limited Partnership for transportation within the United States of America shall be subject to the rates, rules and regulations applicable to transportation by Enbridge Energy, Limited Partnership, which shall invoice the Shipper for such transportation.

8.	APPLICATION OF TOLLS

(a) The Carrier shall charge a Shipper the Carrier’s toll for the transportation of NGL on the volume of NGL transported by the Carrier and the volume of Petroleum blended with such NGL.

(b) The Carrier shall charge a Shipper, on the volume of buffer material transported with such Shipper’s NGL, the Carrier’s toll for the transportation of Crude Petroleum.

(c) The Carrier shall charge a Shipper the Carrier’s toll for the transportation of NGL and the Carrier’s toll for the transportation of Crude Petroleum that are in effect on the date of delivery at the designated Regular Delivery Point for such Shipper’s NGL. If the designated delivery location for a Shipper’s NGL is a designated Regular Delivery Point of Enbridge Energy, Limited Partnership, then the Carrier shall charge such Shipper the Carrier’s toll for the transportation of NGL and the Carrier’s applicable toll for the transportation of Crude Petroleum that are in effect on the date of such delivery.

9.	PAYMENT OF TOLLS AND LIEN FOR UNPAID CHARGES

(a) A Shipper shall pay all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, relating to the transportation of the Shipper’s NGL by the Carrier. The Shipper shall pay such charges and costs upon receipt of the Carrier’s invoice respecting such charges and costs. If required by the Carrier, the Shipper shall pay such charges and costs before delivery, or before acceptance of a transfer, of the Shipper’s NGL by the Carrier.

(b) The Carrier shall have a general lien on all of a Shipper’s NGL that is in the possession of the Carrier to secure the payment of all charges and costs accruing or due relating to the transportation of the Shipper’s NGL by the Carrier. The general lien provided herein shall be in addition to any lien or security interest otherwise provided by law or contract. The Carrier may withhold the Shipper’s NGL from delivery, and may exercise any other rights and remedies provided at law or by contract, until all such charges and costs have been paid.

(c) If charges for the transportation of a Shipper’s Petroleum remain unpaid for ten days after notice of demand for payment of such charges is made to such Shipper by the Carrier, then the Carrier shall have the right to remove and sell any or all of such Shipper’s NGL that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

(d) The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the transportation of such Shipper’s Petroleum by the Carrier and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

(e) When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s NGL on behalf of the Carrier for the purpose of enforcing the general lien described in this Rule. The Carrier hereby advises that it has appointed Enbridge Energy, Limited Partnership as one agent appointed to hold possession of the Shipper’s NGL for the purpose of enforcing its general lien.

10.	MEASURING, TESTING AND DEDUCTIONS

(a) The Carrier shall meter, or cause to be metered, a Shipper’s NGL upon receipt and delivery by the Carrier. The Shipper or the designate of the Shipper may be present at such metering. The Carrier shall have the right to enter the premises where NGL is received or delivered by the Carrier and shall be granted access to all facilities for the purpose of metering and to make any examination, inspection, measurement or test as required by the Carrier to verify the accuracy of such facilities and the quality of such Shipper’s NGL.

(b) The Carrier shall correct the density and volume of NGL received and delivered by the Carrier from the actual temperature of such NGL to 15 degrees Celsius by use of ASTM-IP Petroleum Measurement Tables 53 and 54, Metric Edition, or the latest revision to such Tables.

(c) The Carrier shall correct the metered volume of NGL for compressibility by the use of API Manual of Petroleum Measurement Standards, Chapter 11.2.2 M or the latest revision to such Chapter.

(d) The Carrier shall determine the equilibrium vapour pressure of NGL as required by the Carrier for volume corrections.

(e) The Carrier shall determine the absolute vapour pressure of NGL by the use of ASTM D 1267 or the latest revision to such Standard.

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RULES AND REGULATIONS

10.	MEASURING, TESTING AND DEDUCTIONS (CONTINUED)

(f) The Carrier shall, as deemed necessary by the Carrier, adjust the measured volume of NGL for shrinkage resulting from the blending or other addition of Crude Petroleum with NGL in accordance with API Bulletin 2509 C or the latest revision to such

Bulletin.

(g) The Carrier shall determine the copper strip corrosion of NGL by the use of ASTM D 1838 or the latest revision to such

Standard.

(h) The results of all such metering and testing by the Carrier shall be final.

11.	EVIDENCE OF RECEIPTS AND DELIVERIES

The Carrier shall evidence the receipt and delivery of NGL by tickets showing the volume, type, temperature, vapour and meter pressure, density and any other data with respect to such NGL as may be specified from time to time by the Carrier. Such tickets shall be signed by the Shipper, or the designate of the Shipper, and the Carrier.

12.	DELIVERY AND ACCEPTANCE

(a) A Shipper or the designate of the Shipper shall accept such Shipper’s NGL upon arrival at the designated Regular Delivery Point for such NGL.

(b) If a Shipper fails to remove its NGL from the facilities of the Carrier in accordance with the provisions of paragraph (a) of Rule 12 of this tariff, then the Carrier shall have the right to remove and sell such NGL in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

13.	LIABILITY OF THE CARRIER

(a) Except where caused by the direct negligence of the Carrier, the Carrier shall not be liable to a Shipper for any delay, damage, loss or consequential loss resulting from any cause while the Carrier is in possession or control of such Shipper’s NGL, including without limitation the breakdown of the facilities of the Carrier.

(b) If damage or loss to Petroleum results from any cause other than the direct negligence of the Carrier while the Carrier is in possession or control of such Petroleum, then the Carrier may apportion the cost of such damage or loss on a pro rata basis among all Shippers. Each Shipper’s share of such cost shall be determined by the Carrier based on the proportion of the volume of the Shipper’s NGL in the possession of the Carrier on the date of such loss to the total volume of Petroleum in the possession of the Carrier on the date of such loss.

14.	INDEMNIFICATION BY THE SHIPPER

A Shipper shall indemnify the Carrier for any damage, loss, costs or consequential loss incurred by the Carrier or any other party as a result of such Shipper’s failure to comply with any provision of this tariff.

15.	APPORTIONMENT AND SUBSTITUTION

(a) If more Refined Petroleum Products, Natural Gas Liquids and associated buffer material are tendered than can be transported by the Carrier, then the Carrier shall apportion such tenders among all such Shippers on the basis of such current tenders and the current operating conditions of the facilities of the Carrier applicable to the transportation of Refined Petroleum Products and Natural Gas Liquids.

(b) Subject to allocations to priority destinations designated by the NEB, the Carrier shall apportion each such Shipper a pro rata share of the capacity of such facilities of the Carrier based on such current tenders.

16.	REQUESTED CHANGE BY THE SHIPPER

(a) Subject to the operating conditions of the facilities of the Carrier, the Carrier may, upon the written request of a Shipper, allow a Shipper to change:

(i) the designated Regular Receiving Point for its NGL; (ii) the designated volume of its NGL to be received at a designated Regular Receiving Point; (iii) the designated Regular Delivery Point for its NGL; (iv) the designated volume of its NGL to be delivered to a designated Regular Delivery Point; and (v) the party designated to take delivery of its NGL.

(b) The Carrier may allow a Shipper to transfer, in such manner as may be specified by the Carrier from time to time, such Shipper’s rights and obligations under this tariff respecting its NGL to another Shipper.

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NEB No. 260

RULES AND REGULATIONS

16.	REQUESTED CHANGE BY THE SHIPPER (CONTINUED)

(c) A transfer of a Shipper’s rights and obligations under Rule 16(b) of this tariff respecting its NGL will not be binding or effective on the Carrier until the Carrier has provided a notice of acceptance to the transferor and transferee. The Carrier will not provide a notice of acceptance of a transfer until such time as the transferee has satisfied the Carrier of its capacity to undertake the transferor’s obligations and has provided any Financial Assurances requested by the Carrier in accordance with Rule 21 of this tariff.

17.	ADVERSE CLAIMS AGAINST NGL

(a) A Shipper shall not Tender or deliver to the Carrier NGL which is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind unless the Shipper provides written notification to the Carrier of such litigation, dispute, lien or charge not less than 20 days before such Tender is made to the Carrier.

(b) The Carrier shall not be obligated to accept NGL that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

(c) A Shipper shall advise the Carrier in writing if, at any time while the Shipper’s NGL is in the possession of the Carrier, such NGL becomes involved in litigation, the ownership of such NGL becomes in dispute or such NGL becomes encumbered by a lien or charge of any kind.

(d) A Shipper shall, upon demand from the Carrier, provide a bond or other form of indemnity satisfactory to the Carrier protecting the Carrier against any liability or loss that may arise as a result of such Shipper’s NGL that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

18.	CLAIMS, SUITS AND TIME FOR FILING

(a) A Shipper shall advise the Carrier in writing of any claim for delay, damage or loss resulting from the transportation of such Shipper’s NGL by the Carrier within 30 days of delivery of such NGL by the Carrier or, in the case of a failure to make delivery, then within 30 days after a reasonable time for delivery has elapsed.

(b) A Shipper shall institute any action arising out of any claim against the Carrier within 180 days from the date that written notice is given by the Carrier to such Shipper that the Carrier has disallowed such claim or any part of such claim.

(c) If a Shipper fails to comply with the provisions of paragraph (a) or paragraph (b) of Rule 18 of this tariff, then such Shipper waives all rights it has to bring an action against the Carrier with respect to such claim.

19.	NON-PERFORMANCE

(a) In months of apportionment, all nominations which are apportioned shall have the Non-Performance Penalty applied to that portion of shortfall in receipts by a Shipper that exceeds five (5) percent of that Shipper’s apportioned volume. However, the Non-Performance Penalty will not be applied to that portion of shortfalls caused by Force Majeure events; Carrier imposed restrictions on feeder pipeline deliveries into the Carrier; or any carry over volumes.

(b) The Shipper shall provide the Carrier with written notice of the Force Majeure event within four business days of the event. Such notice shall state the nature of the event, the estimated duration of the event, and the volume affected. The Shipper shall use reasonable diligence to remedy the Force Majeure event as quickly as reasonably practicable and shall keep Carrier informed as to the progress in the efforts to remedy the event; provided the Shipper shall not be required to settle strikes, lockouts or other labour disruptions contrary to its wishes.

(c) At any time up to thirty (30) calendar days following the receipt of the notice referred to in Rule 19(b) the Carrier will issue written notice to the Shipper informing the Shipper in the event the Carrier disputes all or a portion of the Shipper’s claim of Force Majeure. The Carrier shall invoice the Shipper for the amount of the Non-Performance Penalty calculated in accordance with Rule 19(a) and the Shipper shall be obligated to make payment of the invoiced amount.

(d) The Carrier shall publish, on at least a monthly basis, a summary of all Force Majeure notices issued pursuant to Rule 19(b) and 19(c), which shall contain only the name of the Shipper claiming Force Majeure, volume affected, the amount of the Non- Performance Penalty disputed and/or undisputed, and the status of all disputed claims.

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NEB No. 260

RULES AND REGULATIONS

20.	COMPONENT MEASUREMENT AND BALANCING

(a) Subject to paragraph (b) of this Rule, the acceptance by Carrier of any NGL for transportation shall be on the condition that NGL component measurement and balancing shall be the responsibility of the Shippers and shall not be provided for by the Carrier.

(b) In the event that a Shipper requests transportation service and is unable to arrange for component measurement and balancing as contemplated in paragraph (a) of this Rule, such Shipper may notify the Carrier in writing of its inability to make such arrangements.

(c) Upon receipt of a notice referred to in paragraph (b) of this Rule, Carrier shall implement in a timely manner a method by which components of tendered NGL will be measured and reported to Shippers and shall endeavour to provide or arrange for a method by which components of tendered NGL will be balanced.

21.	FINANCIAL ASSURANCES

(a) At any time, upon the request of the Carrier, any prospective or existing Shipper shall provide information to the Carrier that will allow the Carrier to determine the prospective or existing Shipper’s capacity to perform any financial obligations that could arise from the transportation of that Shipper’s NGL under the terms of this tariff, including the payment of transportation charges, equalization obligations and the value of the allowance oil and negative Shipper’s balance positions. The Carrier shall not be obligated to accept NGL for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to provide the requested information to the Carrier within ten (10) days of the Carrier’s written request, or if the Carrier’s review of the requested information reveals that the existing or prospective Shipper does not have the capacity to perform any financial obligations that could arise from the transportation of that Shipper’s NGL under the terms of this tariff, including the payment of transportation charges, equalization obligations and the reasonably determined value of the allowance oil and negative Shipper’s balance positions.

(b) Subject to the provisions of Rule 21(c), the Carrier, upon notice to the Shipper, may only require one or more of the following Financial Assurances for the payment of all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, to be provided at the expense of the Shipper:

(i) prepayment; (ii) a letter of credit in favour of Carrier in an amount sufficient to ensure payment of all costs and charges that could reasonably accrue due to the Carrier, in a form and from an institution acceptable to Carrier; (iii) a guarantee in an amount sufficient to ensure payment of all such costs and charges that could reasonably accrue due to the Carrier, in a form and from a third party acceptable to Carrier; or (iv) such other enforceable collateral security, including but not limited to security agreements over assets of the Shipper, in a form acceptable to the Carrier (the “Financial Assurances”).

(c) In the event that the Carrier reasonably determines that:

(i) the existing or prospective Shipper’s financial condition is or has become impaired or unsatisfactory; (ii) any Financial Assurances previously provided by a Shipper no longer provide adequate security for the performance of the Shipper’s obligations that could arise from the transportation of its NGL under the terms of this tariff; or (iii) the Carrier otherwise determines that it is necessary to obtain Financial Assurances from the Shipper, then the Shipper shall provide Financial Assurances for the payment of the charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s NGL by the Carrier. For the purpose of this tariff, and without limiting the generality of the charges and costs lawfully due to the Carrier relating to the transportation of the Shipper’s NGL, those charges and costs shall include transportation charges, equalization obligations, negative Shipper’s balance positions and the allowance oil. The Carrier shall not be obligated to accept NGL for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails lo deliver the Financial Assurances to Carrier within ten (10) days of Shipper’s receipt of Carrier’s written request for such Financial Assurances.

NEB No. 282

Cancels NEB No. 278

ENBRIDGE PIPELINES INC.

CRUDE PETROLEUM TARIFF

RULES AND REGULATIONS

Governing the

TRANSPORTATION

of

CRUDE PETROLEUM

▲ Denotes changes in wording from NEB No. 278

EFFECTIVE MARCH 10, 2008

ISSUED BY Ralph J.W. Fischer Director, Planning & Analysis	COMPILED BY Angelese R. Hood Regulatory Strategy & Compliance

Enbridge Pipelines Inc. Suite 3000 425 - 1 Street S.W. Calgary, AB T2P 3L8	Tel.: (403)718-3425 Fax: (403)508-3140

NEB No. 282

RULES AND REGULATIONS

1.	DEFINITIONS

As used in this tariff, the following terms have the following meanings:

“API” means American Petroleum Institute.

“ASTM” means American Society for Testing and Materials.

“Carrier” means Enbridge Pipelines Inc.

“Crude Petroleum” means the direct liquid product of oil wells, oil processing plants, the indirect liquid petroleum products of oil or gas wells, oil sands, or a mixture of such products, but does not include Natural Gas Liquids or Refined Petroleum Products.

“Density” means mass per unit volume at 15 degrees Celsius expressed in kilograms per cubic metre.

“Financial Assurances” means the financial assurances provided by the Shipper and accepted by the Carrier in accordance with Rule 19.

“Force Majeure” means an event, which is unforeseen, and beyond the control of the Shipper that either prevents the Shipper from delivering the affected volume to Carrier or prevents the Shipper from accepting delivery of the affected volume from Carrier. The following are the only instances that will be recognized as Force Majeure events: earthquakes; floods; landslides; civil disturbances; sabotage; the acts of public enemies; war; blockades; insurrections; riots; epidemics; the act of any government or other authority or statutory undertaking; the inability to obtain or the curtailment of electric power, water or fuel; strikes, lockouts or other labour disruptions; fires; explosions; breakdowns or failures of pipe, plant, machinery or equipment; and contamination or poisoning of catalyst and/or solvent or biological treatment facilities. For greater certainty, a lack of funds; the availability of a more attractive market; Shipper’s inability to purchase Crude Petroleum; or inefficiencies in operations do not constitute events of Force Majeure.

“Kilopascal” is equivalent to 0.1450377 pounds per square inch.

“Natural Gas Liquids” means the indirect liquid petroleum products of oil or gas wells having an absolute vapour pressure in excess of 103 kilopascals.

“NEB” means the National Energy Board.

“Non-Performance Penalty” means the charge and cost referred to in Rule 18(a).

“Petroleum” means Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Refined Petroleum Products” means the products of a refinery tendered as motor gasoline, aviation fuels, kerosene, diesel fuel and domestic heating oil falling within specifications established in the Carrier’s tariff respecting Refined Petroleum Products.

“Regular Delivery Point” means a location for the delivery of Crude Petroleum as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Regular Receiving Point” means a location for the receipt of Crude Petroleum as provided for in the Carrier’s tariff for Tolls Applying on Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Retention Stock” means the volume of Petroleum required by the Carrier for operational and scheduling purposes as specified from time to time by the Carrier and includes working stock, tank bottoms and idle loopfill.

“Shipper” means the party that contracts with the Carrier for the transportation of Crude Petroleum under the terms of this tariff, and that has satisfied the Carrier of that party’s capacity to perform its financial obligations that may arise from the transportation of its Crude Petroleum under the terms of this tariff, and includes a transferee of a Shipper’s rights and obligations, as approved in accordance with Rule 15(c).

“Tender” means an offer by a Shipper to the Carrier in accordance with this tariff for the transportation of a stated quantity of Crude Petroleum from a Regular Receiving Point to a Regular Delivery Point.

NEB No. 282

RULES AND REGULATIONS

2.	COMMODITY

This tariff applies to the transportation of Crude Petroleum by the Carrier.

3.	ORIGIN AND DESTINATION FACILITIES

a.	Subject to the further provisions of this tariff, the Carrier will only accept Crude Petroleum for transportation:

i.	at Regular Receiving Points;

ii.	when the Crude Petroleum has been specified to be delivered to one or more Regular Delivery Points; and

iii.	when the party taking delivery of the Crude Petroleum has been specified in writing to the Carrier.

b.	Except where the Carrier provides such facilities, the Carrier will only accept Crude Petroleum for transportation when the Shipper has provided the necessary facilities satisfactory to the Carrier at the specified Regular Delivery Point for such Crude Petroleum.

4.	SPECIFICATIONS AS TO QUALITY

a.	A Shipper shall not deliver to the Carrier and the Carrier shall not be obligated to accept Crude Petroleum that, as determined by the Carrier, has on receipt:

i.	a temperature greater than 38 degrees Celsius;

ii.	a Reid vapour pressure in excess of 103 kilopascals;

iii.	sediment and water in excess of 0.5 percent by volume;

iv.	a density in excess of 940 kilograms per cubic metre at 15 degrees Celsius;

v.	a kinematic viscosity in excess of 350 square millimetres per second determined at the Carrier’s reference line temperature;

vi.	any organic chlorides; or

vii.	physical or chemical characteristics that may render such Crude Petroleum not readily transportable by the Carrier or that may materially affect the quality of other commodities transported by the Carrier or that may otherwise cause disadvantage to the Carrier.

b.	A Shipper shall, as required by the Carrier, provide to the Carrier a certificate with respect to the specifications of Crude Petroleum to be received by the Carrier from such Shipper. If a Shipper fails to provide the Carrier with such certificate, then the Carrier shall not be obligated to accept the Shipper’s Crude Petroleum.

c.	If the Carrier determines that a Shipper does not comply with the provisions of paragraph (a) of Rule 4 of this tariff, then such Shipper shall remove its Crude Petroleum from the facilities of the Carrier as directed by the Carrier.

d.	If a Shipper fails to remove its Crude Petroleum from the facilities of the Carrier as directed by the Carrier, then the Carrier shall have the right to remove and sell such Crude Petroleum in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

NEB No. 282

RULES AND REGULATIONS

5.	CHANGES IN QUALITY AND SEGREGATION

a.	The Carrier shall endeavour to deliver substantially the same type of Crude Petroleum as that received from a Shipper, however the Carrier shall not be obligated to make delivery of the identical Crude Petroleum received by the Carrier.

b.	If Crude Petroleum tendered to the Carrier is of a kind or quality that is not currently being transported by the Carrier, then the Carrier shall, at the request of the Shipper of such Crude Petroleum and subject to the operating conditions of the facilities of the Carrier, endeavour to segregate such Crude Petroleum during transportation by the Carrier. In such circumstances, the Shipper shall, at the request of the Carrier, make such Crude Petroleum available in such quantities and at such times as may be necessary to permit such segregated movements.

c.	Subject to paragraph (a) of Rule 12 of this tariff, the Carrier shall not be liable for any damage, loss or consequential loss resulting from a change in the density or other quality of a Shipper’s Crude Petroleum as a result of the Carrier’s transportation of such Crude Petroleum, including without limitation the mixing of Crude Petroleum with other Petroleum in the facilities of the Carrier.

6.	TENDERS, RATES, VOLUMES AND TENDER DISCLOSURE

a.	Tenders shall be submitted to the Carrier in accordance with the notice of shipment format prescribed by the Carrier no later than the time and date set out in the Carrier’s monthly nomination schedule. The Carrier shall notify all shippers of the monthly nomination schedule applicable for the calendar year. Notice of any amendment to a monthly nomination date shall be provided by the Carrier to all shippers at minimum 24 hours in advance of the proposed change in nomination date.

b.	The Carrier may, subject to the availability of space and the operating conditions of the facilities of the Carrier, accept Tenders or revised Tenders after such time. The Carrier may publicly disclose the volume of each Shipper’s Crude Petroleum tendered to the Carrier by the categories of:

i.	light or medium crude petroleum;

ii.	heavy crude petroleum;

iii.	synthetics; or

iv.	condensate.

The Carrier may also publicly disclose the identity of each feeder pipeline respecting such volumes of Crude Petroleum.

c.	A Shipper shall, upon notice from the Carrier, provide written third party verification as required by the Carrier in support of such Shipper’s Tender. The Carrier shall not be obligated to accept a Shipper’s Crude Petroleum where such verification is, in the sole discretion of the Carrier, unacceptable to the Carrier.

d.	The Carrier shall not be obligated to accept a Shipper’s Crude Petroleum if the volume of such Crude Petroleum is less than the minimum volume or if the rate at which such Crude Petroleum is received by the Carrier is less than or greater than the rates specified from time to time by the Carrier for each Regular Receiving Point.

e.	The Carrier shall not be obligated to make a delivery of a Shipper’s Crude Petroleum of less than the minimum volume or at a rate less than or greater than the rates specified from time to time by the Carrier for each Regular Delivery Point.

f.	A Shipper shall supply its share of Retention Stock by types and volumes as determined from time to time by the Carrier.

g.	Tenders received by the Carrier acting for Enbridge Energy, Limited Partnership for transportation within the United States of America shall be subject to the rates, rules and regulations applicable to transportation by Enbridge Energy, Limited Partnership, which shall invoice the Shipper for such transportation.

NEB No. 282

RULES AND REGULATIONS

7.	APPLICATION OF TOLLS

The Carrier shall charge a Shipper the Carrier’s toll for the transportation of Crude Petroleum that is in effect on the date of delivery at the designated Regular Delivery Point for such Crude Petroleum. If the designated delivery location for a Shipper’s Crude Petroleum is a designated Regular Delivery Point of Enbridge Energy, Limited Partnership, then the Carrier shall charge such Shipper the Carrier’s toll for the transportation of Crude Petroleum that is in effect on the date of such delivery.

8.	PAYMENT OF TOLLS AND LIEN FOR UNPAID CHARGES

a.	A Shipper shall pay all charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation or other handling of the Shipper’s Crude Petroleum by the Carrier. The Shipper shall pay such charges and costs upon receipt of the Carrier’s invoice respecting such charges and costs. If required by the Carrier, the Shipper shall pay such charges and costs before delivery, or before acceptance of a transfer, of the Shipper’s Crude Petroleum by the Carrier.

b.	The Carrier shall have a general lien on all of a Shipper’s Crude Petroleum that is in the possession of the Carrier to secure the payment of all charges and costs accruing or due relating to the transportation or other handling of the Shipper’s Petroleum by the Carrier. The general lien provided herein shall be in addition to any lien or security interest otherwise provided by law or contract. The Carrier may withhold the Shipper’s Crude Petroleum from delivery and may exercise any other rights and remedies provided at law or by contract, until all such charges and costs have been paid.

c.	If charges for the transportation of Shipper’s Petroleum remain unpaid for ten days after notice of demand for payment of such charges is made to such Shipper by the Carrier, then the Carrier shall have the right to remove and sell any or all of such Shipper’s Crude Petroleum that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

d.	The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the transportation of such Shipper’s Petroleum by the Carrier and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

e.	When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s Crude Petroleum on behalf of the Carrier for the purpose of enforcing the general lien described in this Rule. The Carrier hereby advises that it has appointed Enbridge Energy, Limited Partnership as one agent appointed to hold possession of the Shipper’s Crude Petroleum for the purpose of enforcing its general lien.

9.	MEASURING, TESTING AND DEDUCTIONS

a.	The Carrier shall gauge or meter, or cause to be gauged or metered, a Shipper’s Crude Petroleum upon receipt and delivery by the Carrier. The Shipper or the designate of the Shipper may be present at such gauging or metering. If tank gauges are used, the volume of Crude Petroleum shall be computed from tank tables on a 100 percent volume basis. The Carrier shall have the right to enter the premises where Crude Petroleum is received or delivered by the Carrier and shall be granted access to all facilities for the purpose of gauging or metering and to make any examination, inspection, measurement or test as required by the Carrier to verify the accuracy of such facilities and the quality of such Shipper’s Crude Petroleum.

b.	The Carrier shall correct the density and volume of Crude Petroleum received and delivered by the Carrier from the actual temperature of such Crude Petroleum to 15 degrees Celsius by use of API 2540 Petroleum Measurement Standards or the latest revision to such Standards.

NEB No. 282

RULES AND REGULATIONS

c.	The Carrier shall correct the metered volume of Crude Petroleum for compressibility by the use of API Manual of Petroleum Measurement Standards, Chapter 11.2.1 M or the latest revision to such Chapter.

d.	The Carrier shall determine the percentage of sediment and water in Crude Petroleum by the use of a centrifuge or other method agreed to by the Carrier and the Shipper. The Carrier shall deduct the amount of sediment and water from the corrected volume of such Crude Petroleum.

e.	The Carrier shall, as deemed necessary by the Carrier, adjust the measured volume of Crude Petroleum for shrinkage in accordance with API Bulletin 2509 C or the latest revision to such Bulletin.

f.	The Carrier shall, as deemed necessary by the Carrier, determine the kinematic viscosity of Crude Petroleum received by the Carrier in accordance with ASTM D 445 or the latest revision to such Standard or such other test as may be agreed to by the Carrier and the Shipper.

g.	The results of all such gauging, metering and testing by the Carrier shall be final.

10.	EVIDENCE OF RECEIPTS AND DELIVERIES

The Carrier shall evidence the receipt and delivery of Crude Petroleum by tickets showing the volume, type, temperature, density, sediment and water and any other data with respect to such Crude Petroleum as may be specified from time to time by the Carrier. Such tickets shall be signed by the Shipper, or the designate of the Shipper, and the Carrier.

11.	REMOVAL, DELIVERY AND ACCEPTANCE

a.	A Shipper or the designate of the Shipper shall accept such Shipper’s Crude Petroleum upon arrival at the designated Regular Delivery Point for such Crude Petroleum, or as otherwise directed by the Carrier.

b.	If a Shipper fails to remove its Crude Petroleum from the facilities of the Carrier in accordance with the provisions of paragraph (a) of Rule 11 of this tariff, and a disruption of Carrier’s operations results, Shipper shall be solely responsible for all costs or losses to Carrier associated with such disruption, including loss of revenue resulting therefrom, unless the non-removal of such Crude Petroleum is due to the direct negligence of Carrier.

c.	If the Crude Petroleum is not removed from Carrier’s facilities and the Carrier determines, in its sole discretion, that a disruption of Carrier’s operations may result, Carrier shall provide Shipper with twenty- four (24) hours’ notice to remove specified Crude Petroleum of the Shipper from the Carrier’s facilities. Should Shipper not remove the specified Crude Petroleum from the Carrier’s facilities within said notice period, then the Carrier shall have the right to remove and sell any or all of such Shipper’s Crude Petroleum that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

d.	The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the disruption of the Carrier’s operations and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

e.	When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s Crude Petroleum on behalf of the Carrier for the purpose of enforcing this Rule. The Carrier hereby advises that it has appointed Enbridge Energy, Limited Partnership as one agent appointed to hold possession of the Shipper’s Crude Petroleum for the purpose of enforcing this Rule.

NEB No. 282

RULES AND REGULATIONS

12.	LIABILITY OF THE CARRIER

a.	Except where caused by the direct negligence of the Carrier, the Carrier shall not be liable to a Shipper for any delay, damage, loss or consequential loss resulting from any cause while the Carrier is in possession or control of such Shipper’s Crude Petroleum, including without limitation the breakdown of the facilities of the Carrier.

b.	If damage or loss to Petroleum results from any cause other than the direct negligence of the Carrier while the Carrier is in possession or control of such Petroleum, then the Carrier may apportion the cost of such damage or loss on a pro rata basis among all Shippers. Each Shipper’s share of such cost shall be determined by the Carrier based on the proportion of the volume of the Shipper’s Crude Petroleum in the possession of the Carrier on the date of such loss to the total volume of Petroleum in the possession of the Carrier on the date of such loss.

13.	INDEMNIFICATION BY THE SHIPPER

a.	A Shipper shall indemnify the Carrier for any damage, loss, costs or consequential loss incurred by the Carrier or any other party as a result of such Shipper’s failure to comply with any provision of this tariff.

14.	APPORTIONMENT

a.	If more Crude Petroleum is tendered than can be transported by the Carrier, then the Carrier shall apportion such tenders among all such Shippers on the basis of such current tenders and the current operating conditions of the facilities of the Carrier applicable to the transportation of Crude Petroleum.

b.	Subject to allocations to priority destinations designated by the NEB, the Carrier shall apportion each such Shipper a pro rata share of the capacity of such facilities of the Carrier based on such current tenders. Where blending of Crude Petroleum can achieve an increase in the capacity of the facilities of the Carrier, such increase in capacity shall be apportioned on a pro rata basis first to Shippers tendering such blends with any remaining increase in capacity apportioned on a pro rata basis to all other tenders.

15.	REQUESTED CHANGE BY THE SHIPPER

a.	Subject to the operating conditions of the facilities of the Carrier, the Carrier may, upon the written request of a Shipper, allow a Shipper to change:

i.	the designated Regular Receiving Point for its Crude Petroleum;

ii.	the designated volume and type of its Crude Petroleum to be received at a designated Regular Receiving Point;

iii.	the designated Regular Delivery Point for its Crude Petroleum;

iv.	the designated volume and type of its Crude Petroleum to be delivered to a designated Regular Delivery Point; and

v.	the party designated to take delivery of its Crude Petroleum.

b.	The Carrier may allow a Shipper to transfer, in such manner as may be specified by the Carrier from time to time, such Shipper’s rights and obligations under this tariff respecting its Crude Petroleum to another Shipper.

c.	A transfer of a Shipper’s rights and obligations under Rule 15(b) under this tariff respecting its Crude Petroleum will not be binding or effective on the Carrier until the Carrier has provided a notice of acceptance to the transferor and transferee. The Carrier will not provide a notice of acceptance of a transfer until such time as the transferee has satisfied the Carrier of its capacity to undertake the transferor’s obligations and has provided any Financial Assurances requested by the Carrier in accordance with Rule 19 of this tariff.

NEB No. 282

RULES AND REGULATIONS

16.	ADVERSE CLAIMS AGAINST CRUDE PETROLEUM

a.	A Shipper shall not Tender or deliver to the Carrier Crude Petroleum which is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind unless the Shipper provides written notification to the Carrier of such litigation, dispute, lien or charge not less than 20 days before such Tender is made to the Carrier.

b.	The Carrier shall not be obligated to accept Crude Petroleum that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

c.	A Shipper shall advise the Carrier in writing if, at any time while the Shipper’s Crude Petroleum is in the possession of the Carrier, such Crude Petroleum becomes involved in litigation, the ownership of such Crude Petroleum becomes in dispute or such Crude Petroleum becomes encumbered by a lien or charge of any kind.

d.	A Shipper shall, upon demand from the Carrier, provide a bond or other form of indemnity satisfactory to the Carrier protecting the Carrier against any liability or loss that may arise as a result of such Shipper’s Crude Petroleum that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

17.	CLAIMS, SUITS AND TIME FOR FILING

a.	A Shipper shall advise the Carrier in writing of any claim for delay, damage or loss resulting from the transportation of such Shipper’s Crude Petroleum by the Carrier within 30 days of delivery of such Crude Petroleum by the Carrier or, in the case of a failure to make delivery, then within 30 days after a reasonable time for delivery has elapsed.

b.	A Shipper shall institute any action arising out of any claim against the Carrier within 180 days from the date that written notice is given by the Carrier to such Shipper that the Carrier has disallowed such claim or any part of such claim.

c.	If a Shipper fails to comply with the provisions of paragraph (a) or paragraph (b) of Rule 17 of this tariff, then such Shipper waives all rights it has to bring an action against the Carrier with respect to such claim.

18.	NON-PERFORMANCE

a.	In months of apportionment, all nominations, which are apportioned, shall have the Non-Performance Penalty applied to that portion of shortfall in receipts by a Shipper that exceeds five (5) percent of that Shipper’s apportioned volume. However, the Non-Performance Penalty will not be applied to that portion of shortfalls caused by Force Majeure events; Carrier imposed restrictions on feeder pipeline deliveries into the Carrier; or any carry over volumes.

b.	The Shipper shall provide the Carrier with written notice of the Force Majeure event within four business days of the event. Such notice shall state the nature of the event, the estimated duration of the event, and the volume affected. The Shipper shall use reasonable diligence to remedy the Force Majeure event as quickly as reasonably practicable and shall keep Carrier informed as to the progress in the efforts to remedy the event; provided the Shipper shall not be required to settle strikes, lockouts or other labour disruptions contrary to its wishes.

c.	At any time up to thirty (30) calendar days following the receipt of the notice referred to in Rule 18(b) the Carrier will issue written notice to the Shipper informing the Shipper in the event the Carrier disputes all or a portion of the Shipper’s claim of Force Majeure. The Carrier shall invoice the Shipper for the amount of the Non-Performance Penalty calculated in accordance with Rule 18(a) and the Shipper shall be obligated to make payment of the invoiced amount.

NEB No. 282

RULES AND REGULATIONS

d.	The Carrier shall publish, on at least a monthly basis, a summary of all Force Majeure notices issued pursuant to Rule 18(b) and 18(c), which shall contain only the name of the Shipper claiming Force Majeure, volume affected, the amount of the Non-Performance Penalty disputed and/or undisputed, and the status of all disputed claims.

19.	FINANCIAL ASSURANCES

a.	At any time, upon the request of the Carrier, any prospective or existing Shipper shall provide information to the Carrier that will allow the Carrier to determine the prospective or existing Shipper’s capacity to perform any financial obligations that could arise from the transportation or other handling of that Shipper’s Crude Petroleum under the terms of this tariff, including the payment of transportation or other handling charges, equalization obligations and the value of the allowance oil and negative Shipper’s balance positions. The Carrier shall not be obligated to accept Crude Petroleum for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to provide the requested information to the Carrier within ten (10) days of the Carrier’s written request, or if the Carrier’s review of the requested information reveals that the existing or prospective Shipper does not have the capacity to perform any financial obligations that could arise from the transportation of that Shipper’s Crude Petroleum under the terms of this tariff, including the payment of transportation charges, equalization obligations and the reasonably determined value of the allowance oil and negative Shipper’s balance positions.

b.	Subject to the provisions of Rule 19(c), the Carrier, upon notice to the Shipper, may only require one or more of the following Financial Assurances for the payment of all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, to be provided at the expense of the Shipper:

i.	prepayment;

ii.	a letter of credit in favour of Carrier in an amount sufficient to ensure payment of all costs and charges that could reasonably accrue due to the Carrier, in a form and from an institution acceptable to Carrier;

iii.	a guarantee in an amount sufficient to ensure payment of all such costs and charges that could reasonably accrue due to the Carrier, in a form and from a third party acceptable to Carrier; or

iv.	such other enforceable collateral security, including but not limited to security agreements over assets of the Shipper, in a form acceptable to the Carrier (the “Financial Assurances”).

c.	In the event that the Carrier reasonably determines that:

i.	the existing or prospective Shipper’s financial condition is or has become impaired or unsatisfactory;

ii.	any Financial Assurances previously provided by a Shipper no longer provide adequate security for the performance of the Shipper’s obligations that could arise from the transportation of its Crude Petroleum under the terms of this tariff; or

iii.	the Carrier otherwise determines that it is necessary to obtain Financial Assurances from the Shipper,

then the Shipper shall provide Financial Assurances for the payment of the charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s Crude Petroleum by the Carrier. For the purpose of this tariff, and without limiting the generality of the charges and costs lawfully due to the Carrier relating to the transportation of the Shipper’s Crude Petroleum, those charges and costs shall include transportation charges, equalization obligations, negative Shipper’s balance positions and the allowance oil. The Carrier shall not be obligated to accept Crude Petroleum for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to deliver the Financial Assurances to Carrier within ten (10) days of Shipper’s receipt of Carrier’s written request for such Financial Assurances.

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RULES AND REGULATIONS

20.	in addition to these Rules & Regulations, Enbridge Pipelines Inc. Crude Petroleum Tariff also incorporates the following practices:

a. Practice applicable to automatic balancing	▲ Effective Date: January 6, 2006

b. Practice applicable to in-line transfers	Effective Date: January 1, 2004

Copies of Carrier’s Practices and supporting documents are available on-line at:

http://www.enbridge.com/pipelines/about/tariffs-and-tolls.php or through the Carrier’s Shipper Services group, located at:

#3000, 425 – 1st Street, SW

Calgary, AB T2P 3L8

Canada

Phone number: (403) 508-3135

FERC ICA Oil Tariff	FERC No. 41.1.0 (Issued in lieu of FERC No. 41.0.0 which was withdrawn)
Cancels FERC No. 33

ENBRIDGE ENERGY, LIMITED PARTNERSHIP

RULES AND REGULATIONS

GOVERNING THE TRANSPORTATION OF

CRUDE PETROLEUM

BY PIPELINE

GENERAL APPLICATION

The Rules and Regulations published herein apply only under tariffs making specific reference by FERC number to this tariff; such reference will include supplements hereto and successive issues hereof. Specific rules and regulations published in individual tariffs will take precedence over Rules and Regulations published herein.

[C] ~~Issued on 14 days notice under authority of 18 C.F.R. 341.14. This tariff is conditionally accepted subject to refund pending a 30 day review period.~~

[N] This is a baseline tariff filed in compliance with FERC Order 714, 124 FERC ¶ 61,270 (2008).

[N] Issued on less than one day’s notice under authority of 18 CFR 341.14. This tariff publication is conditionally accepted subject to refund pending a 30-day review period.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

ISSUED: AUGUST 2, 2010	EFFECTIVE: AUGUST 2, 2010

ISSUED BY: Ralph Fischer [W] Director, Planning ~~&~~ and Analysis Enbridge Pipelines Inc. [W] ~~Suite~~ 3000 Fifth Avenue Place 425 – 1st Street SW Calgary, AB Canada T2P 3L8	COMPILED BY: [W] ~~Candace Tracey~~ Darren Hoeving [W] Regulatory Strategy ~~&~~ and Compliance Enbridge Pipelines Inc. [W] Tel. (403) ~~663 6677~~ 767-3709 Fax: (403) 508-3140

[N] E-mail: Enbridge-Tariffs@enbridge.com

FERC No. 41.1.0

RULES AND REGULATIONS

1. DEFINITIONS

As used in this tariff, the following terms have the following meanings:

“API” means American Petroleum Institute.

“ASTM” means American Society for Testing and Materials.

“Carrier” means Enbridge Energy, Limited Partnership.

“Celsius” (°C) is equivalent to the Fahrenheit Temperature minus 32 divided by the factor 1.8.

“Crude Petroleum” means the direct liquid product of oil wells, oil processing plants, the indirect liquid petroleum products of oil or gas wells, oil sands, or a mixture of such products, but does not include Natural Gas Liquids or Refined Petroleum Products.

“Cubic Metre” means 264.172 0 United States gallons and 6.289 811 barrels at a temperature of 15 degrees Celsius.

“Density” means mass per unit volume at 15 degrees Celsius expressed in kilograms per cubic metre.

“FERC” means the Federal Energy Regulatory Commission.

“Force Majeure” means an event which is unforeseen, and beyond the control of the Shipper, that either prevents the Shipper from delivering the affected volume to Carrier or prevents the Shipper from accepting delivery of the affected volume from Carrier. The following are the examples of Force Majeure events: earthquakes; floods; landslides; civil disturbances; sabotage; the acts of public enemies; war; blockades; insurrections; riots; epidemics; the act of any government or other authority or statutory undertaking; the inability to obtain or the curtailment of electric power; water or fuel; strikes; lockouts; or other labor disruptions; fires; explosions; breakdowns or failures of pipe; plant; machinery or equipment; and contamination or poisoning of catalyst and/or solvent or biological treatment facilities. For greater certainty, a lack of funds; the availability of a more attractive market; Shipper’s inability to purchase Crude Petroleum; or inefficiencies in operations do not constitute events of Force Majeure.

“Financial Assurances” means the financial assurances provided by the Shipper and accepted by the Carrier in accordance with Rule 18.

“Kilopascal” is equivalent to 0.145 037 7 pounds per square inch.

“Natural Gas Liquids” means the indirect liquid petroleum products of oil or gas wells having an absolute vapor pressure in excess of 103 kilopascals.

“Non-Performance Penalty Revenue” means the amount collected in excess of the transportation tariff revenue that otherwise would have been collected if the Shipper had transported 100% of its binding nomination.

“Petroleum” means Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Refined Petroleum Products” means the products of a refinery tendered as motor gasoline, aviation fuels, kerosene, diesel fuel and domestic heating oil.

“Regular Delivery Point” means a location for the delivery of Crude Petroleum as provided for in the Carrier’s Local Tariff Applying On Crude Petroleum And Natural Gas Liquids.

“Regular Receiving Point” means a location for the receipt of Crude Petroleum as provided for in the Carrier’s Local Tariff Applying On Crude Petroleum And Natural Gas Liquids.

“Retention Stock” means the volume of Petroleum required by the Carrier for operational and scheduling purposes as specified from time to time by the Carrier and includes working stock, tank bottoms and idle loopfill.

“Shipper” means the party that contracts with the Carrier for the transportation of Crude Petroleum under the terms of this tariff, and that has satisfied the Carrier of that party’s capacity to perform its financial obligations that may arise from the transportation of its Crude Petroleum under the terms of this tariff, and includes a transferee of a Shipper’s rights and obligations, as approved in accordance with Rule 15(c).

“Tender” means an offer by a Shipper to the Carrier in accordance with this tariff for the transportation of a stated quantity of Crude Petroleum from a Regular Receiving Point to a Regular Delivery Point.

2. COMMODITY

This tariff applies to the transportation of Crude Petroleum by the Carrier.

FERC No. 41.1.0

3. ORIGIN AND DESTINATION FACILITIES

(a)	Subject to the further provisions of this tariff, the Carrier will only accept Crude Petroleum for transportation:

(i)	at Regular Receiving Points;

(ii)	when the Crude Petroleum has been specified to be delivered to one or more Regular Delivery Points; and

(iii)	when the party taking delivery of the Crude Petroleum has been specified in writing to the Carrier.

(b)	Except where the Carrier provides such facilities, the Carrier will only accept Crude Petroleum for transportation when the Shipper has provided the necessary facilities satisfactory to the Carrier at the specified Regular Delivery Point for such Crude Petroleum.

4. SPECIFICATIONS AS TO QUALITY

(a)	A Shipper shall not deliver to the Carrier and the Carrier shall not be obligated to accept Crude Petroleum that, as determined by the Carrier, has on receipt:

(i)	a temperature greater than 38 degrees Celsius;

(ii)	a Reid vapor pressure in excess of 103 kilopascals;

(iii)	sediment and water in excess of 0.5 percent by volume;

(iv)	a density in excess of 940 kilograms per cubic metre at 15 degrees Celsius;

(v)	a kinematic viscosity in excess of 350 square millimetres per second determined at the Carrier’s reference line temperature;

(vi)	any organic chlorides; or

(vii)	physical or chemical characteristics that may render such Crude Petroleum not readily transportable by the Carrier or that may materially affect the quality of other commodities transported by the Carrier or that may otherwise cause disadvantage to the Carrier.

(b)	A Shipper shall, as required by the Carrier, provide to the Carrier a certificate with respect to the specifications of Crude Petroleum to be received by the Carrier from such Shipper. If a Shipper fails to provide the Carrier with such certificate, then the Carrier shall not be obligated to accept the Shipper’s Crude Petroleum.

(c)	If the Carrier determines that a Shipper does not comply with the provisions of paragraph (a) of Rule 4 of this tariff, then such Shipper shall remove its Crude Petroleum from the facilities of the Carrier as directed by the Carrier.

(d)	If a Shipper fails to remove its Crude Petroleum from the facilities of the Carrier in accordance with the provisions of paragraph (c) of Rule 4 of this tariff, then the Carrier shall have the right to remove and sell such Crude Petroleum in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

5. CHANGES IN QUALITY AND SEGREGATION

(a)	The Carrier shall endeavor to deliver substantially the same type of Crude Petroleum as that received from a Shipper, however the Carrier shall not be obligated to make delivery of the identical Crude Petroleum received by the Carrier.

(b)	If Crude Petroleum tendered to the Carrier is of a kind or quality that is not currently being transported by the Carrier, then the Carrier shall, at the request of the Shipper of such Crude Petroleum and subject to the operating conditions of the facilities of the Carrier, endeavor to segregate such Crude Petroleum during transportation by the Carrier. In such circumstances, the Shipper shall, at the request of the Carrier, make such Crude Petroleum available in such quantities and at such times as may be necessary to permit such segregated movements.

(c)	Subject to paragraph (a) of Rule 12 of this tariff, the Carrier shall not be liable for any damage, loss or consequential loss resulting from a change in the density or other quality of a Shipper’s Crude Petroleum as a result of the Carrier’s transportation of such Crude Petroleum, including without limitation the mixing of Crude Petroleum with other Petroleum in the facilities of the Carrier.

FERC No. 41.1.0

6. TENDERS AND QUANTITIES

(a)	Tenders shall be submitted to the Carrier or Enbridge Pipelines Inc., acting for the Carrier for such purpose, in accordance with the notice of shipment format prescribed by the Carrier no later than the time and date set out in the Carrier’s monthly nomination schedule. The Carrier shall notify all shippers of the monthly nomination schedule applicable for the calendar year. Notice of any amendment to a monthly nomination date shall be provided by the Carrier to all shippers at minimum 24 hours in advance of the proposed change in nomination date. The Carrier may, subject to the availability of space and the operating conditions of the facilities of the Carrier, accept Tenders or revised Tenders after such time.

(b)	A Shipper shall, upon notice from the Carrier, provide written third party verification as required by the Carrier in support of such Shipper’s Tender. The Carrier shall not be obligated to accept a Shipper’s Crude Petroleum where such verification is, in the sole discretion of the Carrier, unacceptable to the Carrier.

(c)	The Carrier shall not be obligated to accept a Shipper’s Crude Petroleum if the volume of such Crude Petroleum is less than the minimum volume or if the receipt flow rate at which such Crude Petroleum is received by the Carrier is less than or greater than the receipt flow rates specified from time to time by the Carrier for each Regular Receiving Point.

(d)	The Carrier shall not be obligated to make a delivery of a Shipper’s Crude Petroleum of less than the minimum volume or at a delivery flow rate less than or greater than the delivery flow rates specified from time to time by the Carrier for each Regular Delivery Point.

(e)	A Shipper shall supply its share of Retention Stock by types and volumes as determined from time to time by the Carrier.

7. APPLICATION OF RATES

(a)	The Carrier shall charge a Shipper the Carrier’s rate for the transportation of Crude Petroleum that is in effect on the earlier date of receipt of such Crude Petroleum by the Carrier, or Enbridge Pipelines Inc.

(b)	Pursuant to FERC 18 C.F.R. 341.10, the existing rates between points named in the tariff will be applied to transportation movements from existing intermediate receiving points not named in the tariff to Regular Delivery Points, and from Regular Receiving Points to existing intermediate delivery points not named in the tariff.

8. PAYMENT OF RATES AND LIEN FOR UNPAID CHARGES

(a)	A Shipper shall pay all charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation or other handling of the Shipper’s Crude Petroleum by the Carrier. The Shipper shall pay such charges and costs upon receipt of the Carrier’s invoice respecting such charges and costs. If required by the Carrier, the Shipper shall pay such charges and costs before delivery, or before acceptance of a transfer, of the Shipper’s Crude Petroleum by the Carrier.

(b)	The Carrier shall have a general lien on all of a Shipper’s Crude Petroleum that is in the possession of the Carrier to secure the payment of all charges and costs accruing or due relating to the transportation or other handling of the Shipper’s Petroleum by the Carrier. The general lien provided herein shall be in addition to any lien or security interest otherwise provided by law or contract. The Carrier may withhold the Shipper’s Crude Petroleum from delivery and may exercise any other rights and remedies provided at law or by contract, until all such charges and costs have been paid.

(c)	If charges for the transportation of a Shipper’s Petroleum remain unpaid for ten days after notice of demand for payment of such charges is made to such Shipper by the Carrier, then the Carrier shall have the right to remove and sell any or all of such Shipper’s Crude Petroleum that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

(d)	The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the transportation of such Shipper’s Petroleum by the Carrier and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

FERC No. 41.1.0

(e)	When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s Crude Petroleum on behalf of the Carrier for the purpose of enforcing the general lien described in this Rule. The Carrier hereby advises that it has appointed Enbridge Pipelines Inc. as one agent appointed to hold possession of the Shipper’s Crude Petroleum for the purpose of enforcing its general lien.

9. MEASURING, TESTING AND DEDUCTIONS

(a)	The Carrier shall gauge or meter, or cause to be gauged or metered, a Shipper’s Crude Petroleum upon receipt and delivery by the Carrier. The Shipper or the designate of the Shipper may be present at such gauging or metering. If tank gauges are used, the volume of Crude Petroleum shall be computed from tank tables on a 100 percent volume basis. The Carrier shall have the right to enter the premises where Crude Petroleum is received or delivered by the Carrier and shall be granted access to all facilities for the purpose of gauging or metering and to make any examination, inspection, measurement or test as required by the Carrier to verify the accuracy of such facilities and the quality of such Shipper’s Crude Petroleum.

(b)	The Carrier shall correct the density and volume of Crude Petroleum received and delivered by the Carrier from the actual temperature of such Crude Petroleum to 15 degrees Celsius by use of API 2540 Petroleum Measurement Standards or the latest revision to such Standards.

(c)	The Carrier shall correct the metered volume of Crude Petroleum for compressibility by the use of API Manual of Petroleum Measurement Standards, Chapters 11.2.1 M or 11.2.1 or the latest revision to such Chapters.

(d)	The Carrier shall determine the percentage of sediment and water in Crude Petroleum by the use of a centrifuge or other method agreed to by the Carrier and the Shipper. The Carrier shall deduct the amount of sediment and water from the corrected volume of such Crude Petroleum.

(e)	The Carrier shall, as deemed necessary by the Carrier, adjust the measured volume of Crude Petroleum for shrinkage in accordance with API Bulletin 2509 C or the latest revision to such Bulletin.

(f)	The Carrier shall, as deemed necessary by the Carrier, determine the kinematic viscosity of Crude Petroleum received by the Carrier in accordance with ASTM D 445 or the latest revision to such Standard or such other test as may be agreed to by the Carrier and the Shipper.

(g)	The results of all such gauging, metering and testing by the Carrier shall be final.

(h)	The Carrier shall deduct, as allowance oil, 1/20 of 1 percent of the volume of Crude Petroleum delivered to the Shipper to cover losses inherent in the transportation of Crude Petroleum by the pipeline.

10. EVIDENCE OF RECEIPTS AND DELIVERIES

The Carrier shall evidence the receipt and delivery of Crude Petroleum by tickets showing the volume, type, temperature, density, sediment and water and any other data with respect to such Crude Petroleum as may be specified from time to time by the Carrier. Such tickets shall be signed by the Shipper, or the designate of the Shipper, and the Carrier.

11. REMOVAL, DELIVERY AND ACCEPTANCE

(a)	A Shipper or the designate of the Shipper shall accept such Shipper’s Crude Petroleum upon arrival at the designated Regular Delivery Point for such Crude Petroleum, or as otherwise directed by the Carrier.

(b)	If a Shipper fails to remove its Crude Petroleum from the facilities of the Carrier in accordance with the provisions of paragraph (a) of Rule 11 of this tariff, and a disruption of Carrier’s operations results, Shipper shall be solely responsible for all costs or losses to Carrier associated with such disruption, including loss of revenue resulting there from, unless the non-removal of such Crude Petroleum is due to the direct negligence of Carrier.

FERC No. 41.1.0

(c)	If the Crude Petroleum is not removed from Carrier’s facilities and the Carrier determines, in its sole discretion, that a disruption of Carrier’s operations may result, Carrier shall provide Shipper with twenty-four (24) hours’ notice to remove specified Crude Petroleum of the Shipper from the Carrier’s facilities. Should Shipper not remove the specified Crude Petroleum from the Carrier’s facilities within said notice period, then the Carrier shall have the right to remove and sell any or all of such Shipper’s Crude Petroleum that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

(d)	The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the disruption of the Carrier’s operations and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s Crude Petroleum. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

(e)	When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s Crude Petroleum on behalf of the Carrier for the purpose of enforcing this Rule. The Carrier hereby advises that it has appointed Enbridge Pipelines Inc. as one agent appointed to hold possession of the Shipper’s Crude Petroleum for the purpose of enforcing this Rule.

12. LIABILITY OF THE CARRIER

(a)	Except where caused by the direct negligence of the Carrier, the Carrier shall not be liable to a Shipper for any delay, damage, loss or consequential loss resulting from any cause while the Carrier is in possession or control of such Shipper’s Crude Petroleum, including without limitation the breakdown of the facilities of the Carrier.

(b)	If damage or loss to Petroleum results from any cause other than the direct negligence of the Carrier while the Carrier is in possession or control of such Petroleum, then the Carrier may apportion the cost of such damage or loss on a pro rata basis among all Shippers. Each Shipper’s share of such cost shall be determined by the Carrier based on the proportion of the volume of the Shipper’s Crude Petroleum in the possession of the Carrier on the date of such loss to the total volume of Petroleum in the possession of the Carrier on the date of such loss.

13. IDEMNIFICATION BY THE SHIPPER

A Shipper shall indemnify the Carrier for any damage, loss, costs or consequential loss incurred by the Carrier or any other party as a result of such Shipper’s failure to comply with any provision of this tariff.

14. APPORTIONMENT

(a)	If more Crude Petroleum is tendered than can be transported by the Carrier, then the Carrier shall apportion such tenders on a pro rata basis among all such Shippers on the basis of such current tenders and the current operating conditions of the facilities of the Carrier applicable to the transportation of Crude Petroleum.

(b)	Where blending of Crude Petroleum can achieve an increase in the capacity of the facilities of the Carrier, such increase in capacity shall be apportioned on a pro rata basis first to Shippers tendering such blends with any remaining increase in capacity apportioned on a pro rata basis to all other tenders.

(c)	In months of apportionment, all nominations, which are apportioned, shall have the Non-Performance Penalty applied to that portion of shortfall in receipts by a Shipper that exceeds five (5) percent of that Shipper’s apportioned volume. However, the Non-Performance Penalty will not be applied to that portion of shortfalls caused by Force Majeure events; Carrier imposed restrictions on feeder pipeline deliveries into the Carrier; or any carry over volumes.

(d)	The Shipper shall provide the Carrier with written notice of the Force Majeure event within four business days of the event. Such notice shall state the nature of the event, the estimated duration of the event, and the volume affected. The Shipper shall use reasonable diligence to remedy the Force Majeure event as quickly as reasonably practicable and shall keep Carrier informed as to the progress in the efforts to remedy the event; provided the Shipper shall not be required to settle strikes, lockouts or other labour disruptions contrary to its wishes.

(e)	At any time up to thirty (30) calendar days following the receipt of the notice referred to in Rule 14(e) the Carrier will issue written notice to the Shipper informing the Shipper in the event the Carrier disputes all or a portion of the Shipper’s claim of Force Majeure. The Carrier shall invoice the Shipper for the amount of the Non-Performance Penalty calculated in accordance with Rule 14(d) and the Shipper shall be obligated to make payment of the invoiced amount.

FERC No. 41.1.0

(f)	The Non-Performance Penalty shall be US $2.70 per barrel; which is equivalent to US $17.00 per cubic meter.

(g)	The Non-Performance Penalty Revenue, plus interest calculated in accordance with the Commission’s regulations (18 C.F.R. § 340.1 (c)), shall be accounted for in a separate account.

(h)	The Non-Performance Penalty Revenue plus interest shall be refunded on a quarterly basis to those Shippers who did not incur the Non-Performance Penalty in the previous calendar quarter.

15. REQUESTED CHANGES BY THE SHIPPER

(a)	Subject to the operating conditions of the facilities of the Carrier, the Carrier may, upon the written request of a Shipper, allow a Shipper to change:

(i)	the designated Regular Receiving Point for its Crude Petroleum;

(ii)	the designated volume and type of its Crude Petroleum to be received at a designated Regular Receiving Point;

(iii)	the designated Regular Delivery Point for its Crude Petroleum;

(iv)	the designated volume and type of its Crude Petroleum to be delivered to a designated Regular Delivery Point;

(v)	the party designated to take delivery of its Crude Petroleum.

(b)	The Carrier may allow a Shipper to transfer, in such a manner as may be specified by the Carrier from time to time, such Shipper’s rights and obligations under this tariff respecting its Crude Petroleum to another Shipper.

(c)	A transfer of a Shipper’s rights and obligations under Rule 15(b) of this tariff respecting its Crude Petroleum will not be binding or effective on the Carrier until the Carrier has provided a notice of acceptance to the transferor and transferee. The Carrier will not provide a notice of acceptance of a transfer until such time as the transferee has satisfied the Carrier of its capacity to undertake the transferor’s obligations and has provided any Financial Assurances requested by the Carrier in accordance with Rule 18 of this tariff.

16. ADVERSE CLAIMS AGAINST CRUDE PETROLEUM

(a)	A Shipper shall not Tender or deliver to the Carrier Crude Petroleum which is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind unless the Shipper provides written notification to the Carrier of such litigation, dispute, lien or charge not less than 20 days before such Tender is made to the Carrier.

(b)	The Carrier shall not be obligated to accept Crude Petroleum that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

(c)	A Shipper shall advise the Carrier in writing if, at any time while the Shipper’s Crude Petroleum is in the possession of the Carrier, such Crude Petroleum becomes involved in litigation, the ownership of such Crude Petroleum becomes in dispute or such Crude Petroleum becomes encumbered by a lien or charge of any kind.

(d)	A Shipper shall, upon demand from the Carrier, provide a bond or other form of indemnity satisfactory to the Carrier protecting the Carrier against any liability or loss that may arise as a result of such Shipper’s Crude Petroleum that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

17. CLAIMS, SUITS AND TIME FOR FILING

(a)	A Shipper shall advise the Carrier in writing of any claim for delay, damage or loss resulting from the transportation of such Shipper’s Crude Petroleum by the Carrier within nine months of delivery of such Crude Petroleum by the Carrier or, in the case of a failure to make delivery, then within nine months after a reasonable time for delivery has elapsed.

(b)	A Shipper shall institute any action arising out of any claim against the Carrier within two years from the date that written notice is given by the Carrier to such Shipper that the Carrier has disallowed such claim or any part of such claim.

FERC No. 41.1.0

(c)	If a Shipper fails to comply with the provisions of paragraph (a) or paragraph (b) of Rule 17 of this tariff, then such Shipper waives all rights it has to bring an action against the Carrier with respect to such claim.

18. FINANCIAL ASSURANCES

(a)	At any time, upon the request of the Carrier, any prospective or existing Shipper shall provide information to the Carrier that will allow the Carrier to determine the prospective or existing Shipper’s capacity to perform any financial obligations that could arise from the transportation or other handling of that Shipper’s Crude Petroleum under the terms of this tariff, including the payment of transportation or other handling charges, equalization obligations and the value of the allowance oil and negative Shipper’s balance positions. The Carrier shall not be obligated to accept Crude Petroleum for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to provide the requested information to the Carrier within ten (10) days of the Carrier’s written request, or if the Carrier’s review of the requested information reveals that the existing or prospective Shipper does not have the capacity to perform any financial obligations that could arise from the transportation of that Shipper’s Crude Petroleum under the terms of this tariff, including the payment of transportation charges, equalization obligations and the reasonably determined value of the allowance oil and negative Shipper’s balance positions.

(b)	Subject to the provisions of Rule 18(c), the Carrier, upon notice to the Shipper, may only require one or more of the following Financial Assurances for the payment of all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, to be provided at the expense of the Shipper:

(i)	prepayment;

(ii)	a letter of credit in favour of Carrier in an amount sufficient to ensure payment of all costs and charges that could reasonably accrue due to the Carrier, in a form and from an institution acceptable to Carrier;

(iii)	a guaranty in an amount sufficient to ensure payment of all such costs and charges that could reasonably accrue due to the Carrier, in a form and from a third party acceptable to Carrier; or

(iv)	such other enforceable collateral security, including but not limited to security agreements over assets of the Shipper, in a form acceptable to the Carrier (“the Financial Assurances”).

(c)	In the event that the Carrier reasonably determines that:

(i)	the existing or prospective Shipper’s financial condition is or has become impaired or unsatisfactory

(ii)	any Financial Assurances previously provided by a Shipper no longer provide adequate security for the performance of the Shipper’s obligations that could arise from the transportation of its Crude Petroleum under the terms of this tariff; or

(iii)	the Carrier otherwise determines that it is necessary to obtain Financial Assurances from the Shipper, then the Shipper shall provide Financial Assurances for the payment of the charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s Crude Petroleum by the Carrier. For the purpose of this tariff, and without limiting the generality of the charges and costs lawfully due to the Carrier relating to the transportation of the Shipper’s Crude Petroleum, those charges and costs shall include transportation charges, equalization obligations, negative Shipper’s balance positions and the allowance oil. The Carrier shall not be obligated to accept Crude Petroleum for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to deliver the Financial Assurances to Carrier within ten (10) days of Shipper’s receipt of Carrier’s written request for such Financial Assurances.

19. In addition to these Rules & Regulations, Enbridge Energy Inc., Limited Partnership Crude Petroleum Tariff also incorporates the following practices:

(a) Practice applicable to automatic balancing	Effective Date: January 6, 2006.
(b) Practice applicable to in-line transfers	Effective Date: January 1, 2004.

Copies of Carrier’s Practices and supporting documents are available on-line at:

[W] ~~www.enbridgcpartners.com/AboutUs/PipelineTariffsAndTolls.asp~~

http://www.enbridgeus.com/Main.aspx?id=1116&tmi=210&tmt=l

FERC No. 41.1.0

Or through the Carrier’s Shipper Services group: phone number: [W] (403) ~~508-3135~~ 231-5721.

Symbols:

[C] – Cancel

[N] – New

[W] – Change in wording only

FERC ICA Oil Tariff	FERC No. 42.1.0 (Issued in lieu of FERC No. 42.0.0 which was withdrawn)
Cancels FERC No. 21

ENBRIDGE ENERGY, LIMITED PARTNERSHIP

RULES AND REGULATIONS

GOVERNING THE TRANSPORTATION OF

NATURAL GAS LIQUIDS

BY PIPELINE

GENERAL APPLICATION

The Rules and Regulations published herein apply only under tariffs making specific reference by FERC number to this tariff; such reference will include supplements hereto and successive issues hereof. Specific rules and regulations published in individual tariffs will take precedence over Rules and Regulations published herein.

[C] ~~This tariff is issued on 10 days notice under authority of 18 C.F.R. 341.14. This publication is conditionally accepted subject to refund pending a 30 day review period.~~

[N] This is a baseline tariff filed in compliance with FERC Order 714, 124 FERC ¶ 61,270 (2008).

[N] Issued on less than one day’s notice under authority of 18 CFR 341.14. This tariff publication is conditionally accepted subject to refund pending a 30-day review period.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

ISSUED: AUGUST 2, 2010	EFFECTIVE: AUGUST 2, 2010

ISSUED BY:	COMPILED BY:

[W] ~~Dan C. Tutcher~~ Ralph Fischer

[W] ~~President~~ Director, Planning and Analysis

[W] Enbridge Pipelines ~~(Lakehead) L.L.C~~. Inc.

[C] ~~General Partner~~

[Wl ~~Suite 3300, 1100 Louisiana~~ 3000 Fifth Avenue Place

[N] 425 – 1st Street SW

[W] ~~Houston, TX 77002~~ Calgary, AB Canada T2P 3L8

[C] ~~Tel. (713) 650 8900~~

[W] ~~Claudia Schrull~~ Darren Hoeving

[N] Regulatory Strategy and Compliance

[W] Enbridge Pipelines ~~(Lakehead) L.L.C~~. Inc.

[C] ~~General Partner~~

[C] ~~Suite 3300, 1100 Louisiana~~

[C] ~~Houston, TX 77002~~

[W] Tel. ~~(713)821 2045~~ (403) 767-3709

[N] Fax: (403) 508-3140

[N] E-mail: Enbridge-Tariffs@enbridge.com

FERC No. 42.1.0

RULES AND REGULATIONS

1. DEFINITIONS

As used in this tariff, the following terms have the following meanings:

“API” means American Petroleum Institute.

“ASTM” means American Society for Testing and Materials.

“Carrier” means Enbridge Energy, Limited Partnership.

“Celsius” (°C) is equivalent to the Fahrenheit Temperature minus 32 divided by the factor 1.8.

“Crude Petroleum” means the direct liquid product of oil wells, oil processing plants, the indirect liquid petroleum products of oil or gas wells, oil sands, or a mixture of such products, but does not include Natural Gas Liquids or Refined Petroleum Products.

“Cubic Metre” means 264.172 0 United States gallons and 6.289 811 barrels at a temperature of 15 degrees Celsius.

“Density” means mass per unit volume at 15 degrees Celsius expressed in kilograms per cubic metre.

“FERC” means the Federal Energy Regulatory Commission.

“Financial Assurances” means the financial assurances provided by the Shipper and accepted by the Carrier in accordance with Rule 20.

“Intermediate Break-out Location” means Superior, Wisconsin or such other Intermediate Break-out Locations as may be specified from time to time by the Carrier.

“In-transit privileges” means the right of Shippers of Natural Gas Liquids to transit, without additional charge from the Carrier, non-Carrier owned or operated facilities.

“IP” means Institute of Petroleum.

“Kilopascal” is equivalent to 0.145 037 7 pounds per square inch.

“Kind” means for the purposes of Rule 4, any individual component or mixture of propane, normal butane, iso-butane, and condensates, as the case may be, having an absolute vapour pressure of greater than 103 kilopascals and less than 1,250 kilopascals at 37.8 degrees Celsius.

“Natural Gas Liquids” means the indirect liquid petroleum products of oil or gas wells having an absolute vapor pressure in excess of 103 kilopascals.

“NGL” means Natural Gas Liquids.

“Petroleum” means Crude Petroleum, Natural Gas Liquids and Refined Petroleum Products.

“Refined Petroleum Products” means the products of a refinery tendered as motor gasoline, aviation fuels, kerosene, diesel fuel and domestic heating oil.

“Regular Delivery Point” means a location for the delivery of Natural Gas Liquids as provided for in the Carrier’s Local Tariff Applying on Crude Petroleum and Natural Gas Liquids.

“Regular Receiving Point” means a location for the receipt of Natural Gas Liquids as provided for in the Carrier’s Local Tariff Applying on Crude Petroleum and Natural Gas Liquids.

“Retention Stock” means the volume of Petroleum required by the Carrier for operational and scheduling purposes as specified from time to time by the Carrier and includes working stock, tank bottoms and idle loopfill.

“Shipper” means the party that contracts with the Carrier for the transportation of Natural Gas Liquids under the terms of this tariff, and that has satisfied the Carrier of that party’s capacity to perform its financial obligations that may arise from the transportation of its NGL under the terms of this tariff, and includes a transferee of a Shipper’s rights and obligations, as approved in accordance with Rule 16(c).

“Tender” means an offer by a Shipper to the Carrier in accordance with this tariff for the transportation of a stated quantity of Natural Gas Liquids from a Regular Receiving Point to a Regular Delivery Point.

FERC No. 42.1.0

2. COMMODITY

This tariff applies to the transportation of NGL by the Carrier.

3. ORIGIN AND DESTINATION FACILITIES AND TRANSIT PRIVILEGES

(a)	Subject to the further provisions of this tariff, the Carrier will only accept NGL for transportation:

(i)	at Regular Receiving Points;

(ii)	when the NGL has been specified to be delivered to one or more Regular Delivery Points; and

(iii)	when the party taking delivery of the NGL has been specified in writing to the Carrier.

(b)	Except where the Carrier provides such facilities, the Carrier will only accept NGL for transportation when the Shipper has provided the necessary facilities or evidence of other arrangements satisfactory to the Carrier at the specified Regular Receiving Point, Regular Delivery Point and at Intermediate Break-out Locations for such NGL, associated buffer and interface material.

(c)	NGL transported by the Carrier from the International Boundary (near Neche, North Dakota) to the International Boundary (near Marysville, Michigan) shall be accorded in-transit privileges while transiting the non-Carrier owned or operated storage facilities at Superior, Wisconsin or both such storage facilities and the non-Carrier owned or operated depropanizing facilities at Superior, Wisconsin. Possession and control of NGL shall be that of the Shipper while NGL are transiting such facilities.

(d)	The Carrier shall maintain records of all aspects of transportation accorded in-transit privileges.

(e)	Shipper may request Carrier to arrange or otherwise provide for break-out storage facilities at the Intermediate Break-out Location provided that long-term need, use and economic viability of such facilities is demonstrated and Shipper provides financial support assurances satisfactory to the Carrier for such facilities.

4. SPECIFICATIONS AS TO QUALITY

(a)	A Shipper shall not deliver to the Carrier and the Carrier shall not be obligated to accept NGL that, as determined by the Carrier, has on receipt at each Regular Receiving Point:

(i)	a composition that does not meet the definition of Kind;

(ii)	a temperature greater than 38 degrees Celsius;

(iii)	an absolute vapor pressure in excess of 1,250 kilopascals at 37.8 degrees Celsius;

(iv)	a copper strip corrosion in excess of 2a;

(v)	a particulate concentration greater than 5 milligrams per liter;

(vi)	indication of free water at the Carrier’s pipeline operating temperatures;

(vii)	any organic chlorides; or

(viii)	physical or chemical characteristics that may render such NGL not readily transportable by the Carrier or that may materially affect the quality of other commodities transported by the Carrier or that may otherwise cause disadvantage to the Carrier.

(b)	A Shipper shall, as required by the Carrier, provide to the Carrier a certificate with respect to the specifications of NGL to be received by the Carrier from such Shipper. If a Shipper fails to provide the Carrier with such certificate, then the Carrier shall not be obligated to accept the Shipper’s NGL.

(c)	A Shipper shall, if requested by the Carrier, provide and inject corrosion inhibitor compound of a type and amount that is satisfactory to the Carrier into NGL to be received by the Carrier from such Shipper.

(d)	If the Carrier determines that a Shipper does not comply with the provisions of paragraph (a) or (c) of Rule 4 of this tariff, then such Shipper shall remove its NGL from the facilities of the Carrier as directed by the Carrier.

(e)	If a Shipper fails to remove its NGL from the facilities of the Carrier in accordance with the provisions of paragraph (d) of Rule 4 of this tariff, then the Carrier shall have the right to remove and sell such NGL in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

FERC No. 42.1.0

5. BUFFER AND INTERFACE

The Shipper shall accept at the Intermediate Break-out Locations and at designated Regular Delivery Points the volume of buffer and interface material applicable to the transportation of tendered NGL as determined by the Carrier.

6. COMMON STREAM SERVICE

(a)	NGL accepted for transportation is subject to changes in composition and quality while in transit due to, without limitation, the mixing with other NGL or mixing with other Petroleum in the facilities of the Carrier or the facilities of a third party. Delivery shall be made to the Shipper out of a common stream of NGL at Regular Delivery Points. Carrier shall at no time be under any obligation to provide to a Shipper individual batch segregated transportation service.

(b)	Subject to paragraph (a) of Rule 13 of this Tariff, the Carrier shall not be liable for any damage, loss or consequential loss resulting from discoloration, contamination, or deterioration of NGL including, but not limited to, change in density, vapour pressure, quantity or value as may result from its mixture while in transit with other NGL or Petroleum in the facilities of the Carrier or facilities of a third party.

7. TENDERS AND QUANTITIES

(a)	Tenders shall be submitted to the Carrier or Enbridge Pipelines Inc., acting for the Carrier for such purpose, in accordance with the notice of shipment format prescribed by the Carrier no later than the time and date set out in the Carrier’s monthly nomination schedule. The Carrier shall notify all shippers of the monthly nomination schedule applicable for the calendar year. Notice of any amendment to a monthly nomination date shall be provided by the Carrier to all shippers at minimum 24 hours in advance of the proposed change in nomination date. Where applicable, such Tenders shall include the amounts of Petroleum to be used as buffer material with such NGL. The Carrier may, subject to the availability of space and the operating conditions of the facilities of the Carrier, accept Tenders or revised Tenders after such time.

(b)	A Shipper shall, upon notice from the Carrier, provide written third party verification as required by the Carrier in support of such Shipper’s Tender. The Carrier shall not be obligated to accept a Shipper’s NGL where such verification is, in the sole discretion of the Carrier, unacceptable to the Carrier.

(c)	The Carrier shall not be obligated to accept a Shipper’s NGL if the volume of such NGL is less than the minimum volume or if the receipt flow rate at which such NGL is received by the Carrier is less than or greater than the receipt flow rates specified from time to time by the Carrier for each Regular Receiving Point.

(d)	The Carrier shall not be obligated to make a delivery of a Shipper’s NGL of less than the minimum volume or at a delivery flow rate less than or greater than the delivery flow rates specified from time to time by the Carrier for each Regular Delivery Point.

(e)	A Shipper shall supply its share of Retention Stock by types and volumes as determined from time to time by the Carrier

8. APPLICATION OF RATES

(a)	The Carrier shall charge a Shipper the Carrier’s rate for the transportation of NGL on the volume of NGL transported by the Carrier and the volume of Petroleum blended with such NGL.

(b)	The carrier shall charge a Shipper, on the volume of buffer material transported with such Shipper’s NGL, the Carrier’s rate for transportation of Crude Petroleum.

(c)	The Carrier shall charge a Shipper the Carrier’s rate for the transportation of NGL and the Carrier’s rate for the transportation of Crude Petroleum that are in effect on the respective dates of receipt at the designated Regular Receiving Point for such Shipper’s NGL and buffer material. If the designated receiving point for a Shipper’s NGL is a designated regular receiving point of Enbridge Pipelines Inc., then the Carrier shall charge such Shipper the Carrier’s rate for the transportation of NGL and the Carrier’s rate for the transportation of Crude Petroleum that are in effect on the date of such receipt.

FERC No. 42.1.0

(d)	Pursuant to FERC 18 C.F.R. 341.10, the existing rates between points named in the tariff will be applied to transportation movements from existing intermediate receiving points not named in the tariff to Regular Delivery Points, and from Regular Receiving Points to existing intermediate delivery points not named in the tariff.

9. PAYMENT OF RATES AND LIEN FOR UNPAID CHARGES

(a)	A Shipper shall pay all charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s NGL by the Carrier. The Shipper shall pay such charges and costs upon receipt of the Carrier’s invoice respecting such charges and costs. If required by the Carrier, the Shipper shall pay such charges and costs before delivery, or before acceptance of a transfer, of the Shipper’s NGL by the Carrier.

(b)	The Carrier shall have a general lien on all of a Shipper’s NGL that is in the possession of the Carrier to secure the payment of all charges and costs accruing or due relating to the transportation of the Shipper’s Petroleum by the Carrier. The general lien provided herein shall be in addition to any lien or security interest otherwise provided by law or contract. The Carrier may withhold the Shipper’s NGL from delivery and may exercise any other rights and remedies provided at law or by contract, until all such charges and costs have been paid.

(c)	If charges for the transportation of a Shipper’s Petroleum remain unpaid for ten days after notice of demand for payment of such charges is made to such Shipper by the Carrier, then the Carrier shall have the right to remove and sell any or all of such Shipper’s NGL that is in the possession of the Carrier in such lawful manner as deemed appropriate by the Carrier.

(d)	The Carrier shall pay from the proceeds of such sale all charges and costs accruing or due relating to the transportation of such Shipper’s Petroleum by the Carrier and all costs incurred by the Carrier with respect to the storage, removal and sale of such Shipper’s NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

(e)	When required, the Carrier shall, with or without notice to the Shipper, appoint agent(s) to retain possession of the Shipper’s NGL on behalf of the Carrier for the purpose of enforcing the general lien described in this Rule. The Carrier hereby advises that it has appointed Enbridge Pipelines Inc. as one agent appointed to hold possession of the Shipper’s for the purpose of enforcing its general lien.

10. MEASURING, TESTING AND DEDUCTIONS

(a)	The Carrier shall meter, or cause to be metered, a Shipper’s NGL upon receipt and delivery by the Carrier. The Shipper or the designate of the Shipper may be present at such metering. The Carrier shall have the right to enter the premises where NGL is received or delivered by the Carrier and shall be granted access to all facilities for the purpose of metering and to make any examination, inspection, measurement or test as required by the Carrier to verify the accuracy of such facilities and the quality of such Shipper’s NGL.

(b)	The Carrier shall correct the density and volume of NGL received and delivered by the Carrier from the actual temperature of such NGL to 15 degrees Celsius by use of ASTM-IP Petroleum Measurement Tables 53 and 54, Metric Edition, or the latest revision to such Tables.

(c)	The Carrier shall correct the metered volume of NGL for compressibility by the use of API Manual of Petroleum Measurement Standards, Chapter 11.2.2M or the latest revision to such Chapter.

(d)	The Carrier shall determine the equilibrium vapor pressure of NGL as required by the Carrier for volume corrections.

(e)	The Carrier shall determine the absolute vapor pressure of NGL by the use of ASTM D 1267 or the latest revision to such Standard.

(f)	The Carrier shall, as deemed necessary by the Carrier, adjust the measured volume of NGL for shrinkage resulting from the blending or other addition of Crude Petroleum with NGL in accordance with API Bulletin 2509 C or the latest revision to such Bulletin.

(g)	The Carrier shall determine the copper strip corrosion of NGL by the use of ASTM D 1838 or the latest revision to such Standard.

FERC No. 42.1.0

(h)	The results of all such metering and testing by the Carrier shall be final.

(i)	The Carrier shall deduct, as allowance oil, 1/20 of 1 percent of the volume of NGL delivered to the Shipper to cover losses inherent in the transportation by the pipeline.

11. EVIDENCE OF RECEIPTS AND DELIVERIES

The Carrier shall evidence the receipt and delivery of NGL by tickets showing the volume, type, temperature, vapour and meter pressure, density and any other data with respect to such NGL as may be specified from time to time by the Carrier. Such tickets shall be signed by the Shipper, or the designate of the Shipper, and the Carrier.

12. DELIVERY AND ACCEPTANCE

(a)	A Shipper or the designate of the Shipper shall accept such Shipper’s NGL upon arrival at the designated Regular Delivery Point for such NGL.

(b)	If a Shipper fails to remove its NGL from the facilities of the Carrier in accordance with the provisions of paragraph (a) of Rule 12 of this tariff, then the Carrier shall have the right to remove and sell such NGL in such lawful manner as deemed appropriate by the Carrier. The Carrier shall pay from the proceeds of such sale all costs incurred by the Carrier with respect to the storage, removal and sale of such NGL. The remainder of such proceeds, if any, shall be held by the Carrier for the Shipper and any other party lawfully entitled to such proceeds.

13. LIABILITY OF THE CARRIER

(a)	Except where caused by the direct negligence of the Carrier, the Carrier shall not be liable to a Shipper for any delay, damage, loss or consequential loss resulting from any cause while the Carrier is in possession or control of such Shipper’s NGL, including without limitation the breakdown of the facilities of the Carrier.

(b)	If damage or loss to Petroleum results from any cause other than the direct negligence of the Carrier while the Carrier is in possession or control of such Petroleum, then the Carrier may apportion the cost of such damage or loss on a pro rata basis among all Shippers. Each Shipper’s share of such cost shall be determined by the Carrier based on the proportion of the volume of the Shipper’s NGL in the possession of the Carrier on the date of such loss to the total volume of Petroleum in the possession of the Carrier on the date of such loss.

14. IDEMNIFICATION BY THE SHIPPER

A Shipper shall indemnify the Carrier for any damage, loss, costs or consequential loss incurred by the Carrier or any other party as a result of such Shipper’s failure to comply with any provision of this tariff.

15. APPORTIONMENT AND SUBSTITUTION

(a)	If more Refined Petroleum Products, NGL and associated buffer material are tendered than can be transported by the Carrier, then the Carrier shall apportion such tenders on a pro rata basis among all such Shippers on the basis of such current tenders and the current operating conditions of the facilities of the Carrier applicable to the transportation of Refined Petroleum Products and NGL.

(b)	If a Shipper fails, without reasonable cause in the judgment of the Carrier, to ship its apportioned volume of Refined Petroleum Products and NGL within the month of apportionment, then the Carrier shall limit the total volume of Refined Petroleum Products and NGL accepted by the Carrier from such Shipper in each of the next three months in which apportionment of Refined Petroleum Products and NGL occurs to not more than the total volume of Refined Petroleum Products and NGL received by the Carrier from such Shipper in the month of non-performance.

(c)	A Shipper may substitute Crude Petroleum for NGL by revising its Tender of NGL and its Tender of Crude Petroleum provided that:

(i)	such revision does not cause the Shipper to exceed its original Tender of Crude Petroleum; and

(ii)	as determined by the Carrier, such revision does not increase Crude Petroleum apportionment.

FERC No. 42.1.0

16. REQUESTED CHANGES BY THE SHIPPER

(a)	Subject to the operating conditions of the facilities of the Carrier, the Carrier may, upon the written request of a Shipper, allow a Shipper to change:

(i)	the designated Regular Receiving Point for its NGL;

(ii)	the designated volume of its NGL to be received at a designated Regular Receiving Point;

(iii)	the designated Regular Delivery Point for its NGL;

(iv)	the designated volume of its NGL to be delivered to a designated Regular Delivery Point; and

(v)	the party designated to take delivery of its NGL.

(b)	The Carrier may allow a Shipper to transfer, in such a manner as may be specified by the Carrier from time to time, such Shipper’s rights and obligations under this tariff respecting its NGL to another Shipper.

(c)	A transfer of a Shipper’s rights and obligations under Rule 16(b) of this tariff respecting its NGL will not be binding or effective on the Carrier until the Carrier has provided a notice of acceptance to the transferor and transferee. The Carrier will not provide a notice of acceptance of a transfer until such time as the transferee has satisfied the Carrier of its capacity to undertake the transferor’s obligations and has provided any Financial Assurances requested by the Carrier in accordance with Rule 20 of this tariff.

17. ADVERSE CLAIMS AGAINST NGL

(a)	A Shipper shall not Tender or deliver to the Carrier NGL which is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind unless the Shipper provides written notification to the Carrier of such litigation, dispute, lien or charge not less than 20 days before such Tender is made to the Carrier.

(b)	The Carrier shall not be obligated to accept NGL that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

(c)	A Shipper shall advise the Carrier in writing if, at any time while the Shipper’s NGL is in the possession of the Carrier, such NGL becomes involved in litigation, the ownership of such NGL becomes in dispute or such NGL becomes encumbered by a lien or charge of any kind.

(d)	A Shipper shall, upon demand from the Carrier, provide a bond or other form of indemnity satisfactory to the Carrier protecting the Carrier against any liability or loss that may arise as a result of such Shipper’s NGL that is involved in litigation, the ownership of which may be in dispute or which is encumbered by a lien or charge of any kind.

18. CLAIMS, SUITS AND TIME FOR FILING

(a)	A Shipper shall advise the Carrier in writing of any claim for delay, damage or loss resulting from the transportation of such Shipper’s NGL by the Carrier within nine months of delivery of such NGL by the Carrier or, in the case of a failure to make delivery, then within nine months after a reasonable time for delivery has elapsed.

(b)	A Shipper shall institute any action arising out of any claim against the Carrier within two years from the date that written notice is given by the Carrier to such Shipper that the Carrier has disallowed such claim or any part of such claim.

(c)	If a Shipper fails to comply with the provisions of paragraph (a) or paragraph (b) of Rule 18 of this tariff, then such Shipper waives all rights it has to bring an action against the Carrier with respect to such claim.

19. COMPONENT MEASUREMENT AND BALANCING

(a)	Subject to paragraph (b) of this Rule, the acceptance by Carrier of any NGL for transportation shall be on the condition that NGL component measurement and balancing shall be the responsibility of the Shippers and shall not be provided for by the Carrier.

FERC No. 42.1.0

(b)	In the event that a Shipper requests transportation service and is unable to arrange or provide for component measurement and balancing as contemplated in paragraph (a) of this Rule, such Shipper may notify the Carrier in writing of its inability to make such arrangements.

(c)	Upon receipt of a notice referred to in paragraph (b) of this Rule, Carrier shall implement in a timely manner a method by which components of tendered NGL will be measured and reported to Shippers and shall endeavor to provide or arrange for a method by which components of tendered NGL will be balanced.

20. FINANCIAL ASSURANCES

(a)	At any time, upon the request of the Carrier, any prospective or existing Shipper shall provide information to the Carrier that will allow the Carrier to determine the prospective or existing Shipper’s capacity to perform any financial obligations that could arise from the transportation of that Shipper’s NGL under the terms of this tariff, including the payment of transportation charges, equalization obligations and the value of the allowance oil and negative Shipper’s balance positions. The Carrier shall not be obligated to accept NGL for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to provide the requested information to the Carrier within ten (10) days of the Carrier’s written request, or if the Carrier’s review of the requested information reveals that the existing or prospective Shipper does not have the capacity to perform any financial obligations that could arise from the transportation of that Shipper’s NGL under the terms of this tariff, including the payment of transportation charges, equalization obligations and the reasonably determined value of the allowance oil and negative Shipper’s balance positions.

(b)	Subject to the provisions of Rule 20(c), the Carrier, upon notice to the Shipper, may only require one or more of the following Financial Assurances for the payment of all charges and costs as provided for in this tariff, or otherwise lawfully due to the Carrier, to be provided at the expense of the Shipper:

(i)	prepayment;

(ii)	a letter of credit in favor of Carrier in an amount sufficient to ensure payment of all costs and charges that could reasonably accrue due to the Carrier, in a form and from an institution acceptable to Carrier;

(iii)	a guaranty in an amount sufficient to ensure payment of all such costs and charges that could reasonably accrue due to the Carrier, in a form and from a third party acceptable to Carrier; or

(iv)	such other enforceable collateral security, including but not limited to security agreements over assets of the Shipper, in a form acceptable to the Carrier (“the Financial Assurances”).

(c)	In the event that the Carrier reasonably determines that:

(i)	the existing or prospective Shipper’s financial condition is or has become impaired or unsatisfactory;

(ii)	any Financial Assurances previously provided by a Shipper no longer provide adequate security for the performance of the Shipper’s obligations that could arise from the transportation of its NGL under the terms of this tariff; or

(iii)	the Carrier otherwise determines that it is necessary to obtain Financial Assurances from the Shipper, then the Shipper shall provide Financial Assurances for the payment of the charges and costs as provided for in this tariff or otherwise lawfully due to the Carrier relating to the transportation of the Shipper’s NGL by the Carrier. For the purpose of this tariff, and without limiting the generality of the charges and costs lawfully due to the Carrier relating to the transportation of the Shipper’s NGL, those charges and costs shall include transportation charges, equalization obligations, negative Shipper’s balance positions and the allowance oil. The Carrier shall not be obligated to accept NGL for transportation from an existing or prospective Shipper if the Shipper or prospective Shipper fails to deliver the Financial Assurances to Carrier within ten (10) days of Shipper’s receipt of Carrier’s written request for such Financial Assurances.

Symbols:

[C] – Cancel

[N] – New

[W] – Change in wording only

Attachment 4

Division of Revenues

The International Joint Tariff Administrator shall collect from the shippers the transportation revenue for all crude petroleum shipped under the International Joint Tariffs in effect at the time of transportation and shall distribute the appropriate share of transportation revenue to each of the Parties to the International Joint Tariffs as follows:

No later than 30 days following the end of each month during the Term, the International Joint Tariff Administrator shall pay to EELP as its division of the joint toll revenue for that month the following aggregate amount in U.S. dollars:

(1) for each delivery point on the Lakehead System to which deliveries have been made under the International Joint Tariff during such month, the volume so delivered (for which tolls were paid under the International Joint Tariff), multiplied by the then-current Lakehead local tariff rate (as such local tariff rate may change from time to time in accordance with applicable FERC regulations and orders) that would have applied for a movement from the international border near Gretna, Manitoba to such delivery point and

(2) the dollar value of all Allowance Oil collected by EPI with respect to volumes transported on the Lakehead System under the International Joint Tariff during such month.

The remaining aggregate revenue derived from movements under the International Joint Tariff for such month shall accrue to EPI.